UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Steel Connect, Inc.

(Name of Registrant as Specified in Its Charter)

_________________________________________________________________

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

STEEL CONNECT, INC.

590 MADISON AVENUE, 32ND FLOOR
NEW YORK, NEW YORK 10022

July 31, 2023

Dear Steel Connect, Inc. Stockholder:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Steel Connect, Inc., which will be held on Monday, September 11, 2023, at 12:00 p.m. Eastern Time. The Annual Meeting will be held in a virtual-only meeting format. You will not be able to attend the Annual Meeting in person. You can virtually attend the Annual Meeting at www.virtualshareholdermeeting.com/STCN2022, where you will be able to vote electronically and submit questions during the Annual Meeting. For more information, see “Questions and Answers about the Annual Meeting and Voting.”

Information about the meeting and the various matters on which the stockholders will act is included in the Notice of Annual Meeting of Stockholders and Proxy Statement that follow. You are urged to read the Proxy Statement carefully and, whether or not you plan to virtually attend the Annual Meeting, to promptly submit a proxy: (a) by telephone or the Internet following the instructions on the enclosed proxy card; or (b) by signing, dating and returning in the enclosed postage-paid envelope the enclosed proxy card (if you are a stockholder of record) or voting instruction form (if you own shares of common stock in “street name,” i.e., through a bank, broker or other nominee).

To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/STCN2022, you must enter the control number found on your proxy card (if you are a stockholder of record) or voting instruction form (if you own shares of common stock in street name). You may vote at the Annual Meeting by following the instructions available on the meeting website during the meeting. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. Therefore, we urge you to promptly submit your proxy to vote via the Internet, by telephone or by signing, dating and returning the completed proxy card or voting instruction form, as applicable. Voting by any of these methods will ensure your representation at the Annual Meeting.

Sincerely,
/s/ Warren G. Lichtenstein
Warren G. Lichtenstein
Interim Chief Executive Officer and Executive Chairman of the Board

STEEL CONNECT, INC.

590 MADISON AVENUE, 32ND FLOOR
NEW YORK, NEW YORK 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 11, 2023

To the Stockholders of Steel Connect, Inc.:

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Steel Connect, Inc. (the “Company”) will be held on Monday, September 11, 2023, at 12:00 p.m. Eastern Time. The Annual Meeting will be held in a virtual-only meeting format. You will not be able to attend the Annual Meeting in person. You can virtually attend the Annual Meeting at www.virtualshareholdermeeting.com/STCN2022, where you will be able to vote electronically and submit questions during the Annual Meeting. For more information, see “Questions and Answers about the Annual Meeting and Voting.”

The Annual Meeting will be held for the following purposes:

1.      To elect two directors to serve in Class II until the 2025 Annual Meeting of Stockholders (to be held after the fiscal year ending July 31, 2025) and until their respective successors are duly elected and qualified;

2.      To approve, on an advisory basis, the compensation of our named executive officers;

3.      To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year; and

4.      To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board has no knowledge of any other business to be transacted at the Annual Meeting.

Your vote is important to us, regardless of whether or not you plan to attend the Annual Meeting. We encourage you to participate in the Annual Meeting, either by attending virtually and voting electronically at the Annual Meeting or by voting online or by telephone or by completing, dating, signing and promptly returning the enclosed proxy card (if you are a stockholder of record) or voting instruction card (if you own shares of common stock, par value $0.01 per share, in “street name,” i.e., through a bank, broker or other nominee) in the enclosed postage-paid envelope before the Annual Meeting. This will assure that your shares are represented at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 11, 2023

This Notice of Annual Meeting and Proxy Statement and our 2022 Annual Report (without exhibits) are available for viewing, printing and downloading at www.steelconnectinc.com.

By Order of the Board of Directors,
New York, New York
July 31, 2023
/s/ Warren G. Lichtenstein
Warren G. Lichtenstein
Interim Chief Executive Officer and Executive Chairman of the Board

STEEL CONNECT, INC.

590 MADISON AVENUE, 32ND FLOOR
NEW YORK, NEW YORK 10022

PROXY STATEMENT

For the Annual Meeting of Stockholders
to Be Held on September 11, 2023

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board” or “Board of Directors”) of Steel Connect, Inc. a Delaware corporation (“we” or the “Company”), for use at the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on Monday, September 11, 2023, at 12:00 p.m. Eastern Time, and any adjournment or postponement thereof. The Annual Meeting will be held in a virtual meeting format only. You can virtually attend the Annual Meeting at www.virtualshareholdermeeting.com/STCN2022, where you will be able to vote electronically and submit questions during the Annual Meeting. For more information, see “Questions and Answers about the Annual Meeting and Voting.”

At the Annual Meeting, stockholders will be asked to consider and vote on the following proposals:

1.      To elect two directors of the Board to serve in Class II until the 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

2.      To approve, on an advisory basis, the compensation of our named executive officers (the “Named Executive Officers”);

3.      To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year; and

4.      To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board unanimously recommends that stockholders vote “FOR” each of these proposals.

EXPLANATORY NOTE

As previously disclosed, on June 21, 2023, the Company completed a 1-for-3,500 reverse stock split (the “Reverse Stock Split”) of the shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), followed by a 375-for-1 forward stock split of the Common Stock (the “Forward Stock Split,” and, together with the Reverse Stock Split, the “Reverse/Forward Stock Split”). At the Company’s special meeting of stockholders held on June 6, 2023, the stockholders of the Company approved the Reverse/Forward Stock Split. For more information, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 22, 2023. On a net basis, the Reverse/Forward Stock Split resulted in an approximate 1-for-9.333 reverse stock split. In addition, the Reverse/Forward Stock Split applied to the Common Stock issuable upon the exercise of the Company’s outstanding convertible securities, with proportionate adjustments made to the conversion prices thereof. Furthermore, the number of shares of Common Stock available for issuance under the Company’s equity incentive plans was proportionately adjusted for the Reverse/Forward Stock Split ratio. The Reverse/Forward Stock Split was intended for the Company to regain compliance with the minimum bid price requirement of $1.00 per share of common stock for continued listing on The Nasdaq Stock Market LLC.

Except as otherwise indicated, all share information in this Proxy Statement is adjusted to reflect the Reverse/Forward Stock Split.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I being provided with these materials?

At the Annual Meeting, stockholders will be asked to consider and cast a vote on various matters described in the Notice of Annual Meeting. We are providing you with these proxy materials in connection with the solicitation by the Board to be used at such Annual Meeting and at any adjournment or postponement thereof. These proxy materials, including the Notice of Annual Meeting, the Proxy Statement and the annual report on Form 10-K for the 2022 fiscal year filed with the SEC on November 9, 2022, as amended on November 28, 2022 (“2022 Annual Report”), were first sent to stockholders as of the Record Date on or about July 31, 2023.

Who is entitled to vote?

Only holders of record of the Company’s Common Stock, Series C Convertible Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), and Series E Convertible Preferred Stock (the “Series E Preferred Stock”) as of the close of business on July 21, 2023 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 6,250,493 shares of Common Stock, 35,000 shares of Series C Preferred Stock and 3,500,000 shares of Series E Preferred Stock were outstanding. Each share of Common Stock entitles the record holder thereof to one vote on each matter brought before the Annual Meeting. As of the Record Date, the outstanding shares Series C Preferred Stock and Series E Preferred Stock were convertible into 1,913,265 and 19,809,784 shares of Common Stock, respectively, and the holder thereof was entitled to vote the Series C Preferred Stock and Series E Preferred Stock, as applicable, on each matter brought before the Annual Meeting on an as-converted basis together with the holders of the Common Stock (i.e., the 35,000 shares of Series C Preferred Stock and 3,500,000 shares of Series E Preferred Stock will have the same voting power as 1,913,265 and 19,809,784 shares of Common Stock, respectively).

All shares of Series C Preferred Stock are held by WebFinancial Holding Corporation (“WebFinancial”) and all shares of Series E Preferred Stock are held between WebFinancial and SPH Group Holdings LLC (“SPHG Holdings”). WebFinancial and SPHG Holdings are controlled by Steel Partners Holdings, L.P. (“Steel Holdings”). As of the Record Date, Steel Holdings, directly and indirectly, owned approximately 84.9% of our outstanding Common Stock (on an as-converted basis), and, when combined with its affiliated entities and individuals who are members of a Section 13(d) group with Steel Holdings and its affiliated entities, 86.0%, of our outstanding Common Stock (on an as-converted basis). This includes, in addition to shares of Common Stock held outright, all shares of Common Stock underlying the Series C Preferred Stock and Series E Preferred Stock (which vote on an as converted basis together with the holders of Common Stock) and 584,054 shares of Common Stock underlying the Company’s 7.50% Convertible Senior Note due 2024 (the “Convertible Senior Note”) (which are not entitled to vote, but are deemed to be beneficially owned by SPHG Holding based on their convertibility at the holder’s option). For more information, see “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Transactions.”

All references in this Proxy Statement to quorum, voting requirements, Common Stock and holders of Common Stock, are, unless the context requires otherwise, deemed to include Series C Preferred Stock and Series E Preferred Stock and holders thereof (as appropriate).

What is the influence of Steel Holdings on the outcome of the Annual Meeting?

As of the Record Date, Steel Holdings, directly and indirectly, owned approximately 84.9% of our outstanding Common Stock (on an as-converted basis), and, when combined with its affiliated entities and individuals who are members of a Section 13(d) group with Steel Holdings and its affiliated entities, 86.0%, of our outstanding Common Stock (on an as-converted basis). Steel Holdings and its affiliated entities and individuals who are members of a Section 13(d) group with Steel Holdings and its affiliated entities have informed us that they plan to vote FOR Proposals 1, 2, 3 and 4. Because of their combined ownership, these FOR votes ensure that all such proposals will pass.

When and where is the Annual Meeting being held?

This year’s Annual Meeting will be held on Monday, September 11, 2023 at 12:00 p.m. Eastern Time and accessible only through the Internet at www.virtualshareholdermeeting.com/STCN2022. There will be no physical meeting location for the Annual Meeting.

How can I attend and participate in the Annual Meeting?

Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/STCN2022.

•        Log-in Instructions:    To access the Annual Meeting, you must go to the meeting website at www.virtualshareholdermeeting.com/STCN2022 and enter the unique control number found on the proxy card if you are a stockholder of record. If you hold your shares in street name, you should contact the bank, broker or other institution where you hold your account if you have questions about obtaining your control number. Online access to the webcast will open approximately 30 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your computer audio system. We encourage you to access the meeting prior to the start time.

•        Voting and Submission of Questions at the Annual Meeting:    Once online access to the Annual Meeting is open, stockholders may vote and submit questions at the Annual Meeting. You are entitled to vote in the Annual Meeting if, as of the close of business on the Record Date, you were a stockholder of record. If, as of the close of business on the Record Date, you owned your shares in “street name” (i.e., through a bank, broker or other nominee), you are invited to attend and submit questions at the Annual Meeting, but may vote there only if you hold a “legal proxy” from your bank, broker or other nominee for the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form. Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints.

•        Other Information:    Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/STCN2022. Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/STCN2022 on the day of the Annual Meeting. We also will post a replay of the Annual Meeting on our investor relations website, which will be available following the meeting. Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website at www. virtualshareholdermeeting.com/STCN2022.

What if I have technical or logistical difficulties accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting webcast log-in page.

What if I lost my control number but would like to attend the Annual Meeting?

You will be able to log in as a guest. To view the Annual Meeting webcast, visit www.virtualshareholdermeeting.com/STCN2022 and register as a guest, however, if you log in as a guest, you will not be able to vote your shares or submit questions during the meeting.

How do I vote my shares?

Your vote is very important. Whether or not you plan to virtually attend the Annual Meeting, we urge you to submit your proxy to vote your shares before the Annual Meeting as soon as possible after you receive the Proxy Materials. Where available, we encourage all stockholders with Internet access to record their votes by Internet, or alternatively, by telephone.

If you are a holder of record of Common Stock, Series C Preferred Stock or Series E Preferred Stock:

If you are a holder of record of Common Stock, Series C Preferred Stock or Series E Preferred Stock (meaning your shares are held in your own name through our transfer agent, American Stock Transfer & Trust Company, LLC or you are in possession of stock certificates), there are four ways you may vote, as set forth below.

•        Online During the Annual Meeting.    You may vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/STCN2022, entering the control number included in your proxy card, and following the on-screen instructions.

•        Mail.    You may vote using the proxy card that was delivered to you. Simply complete, sign and date the proxy card where indicated and return it promptly in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity, you must indicate your name and title or capacity. Your signed proxy card must be received by September 10, 2023.

•        Telephone.    To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number included in the proxy card. Your telephone vote must be received by 11:59 p.m., Eastern Time, on September 10, 2023 to be counted.

•        Online Prior to the Annual Meeting.    To vote through the Internet, go to www.proxyvote.com and follow the instructions on how to complete an electronic proxy card. You will be asked to provide the 16-digit control number included in the proxy card. Your Internet vote must be received by 11:59 p.m., Eastern Time, on September 10, 2023 to be counted.

If you later decide to virtually attend the Annual Meeting and vote live electronically, that vote will automatically revoke any previously submitted proxy. For more information on revoking or changing your vote, see “Can I revoke or change my vote after I submit my proxy?”

If you hold your shares of Common Stock in street name:

If you hold your shares in street name, you should have received a Notice of Annual Meeting containing voting instructions from your broker, bank or other nominee (“custodian”) rather than from the Company. Simply follow the voting instructions in the Notice of Annual Meeting to ensure that your vote is counted. As discussed above, to vote at the Annual Meeting, you must obtain a valid “legal proxy” from your custodian. Follow the instructions from your custodian included with these proxy materials or contact your custodian to request a proxy form.

How does the Board recommend that I vote?

The Board recommends a vote:

FOR the election of the Board’s Director nominees;

FOR the approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers, as such information is disclosed under “Executive Compensation,” including the compensation tables and the accompanying narrative disclosure (commonly referred to as “Say-on-Pay”); and

FOR the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year.

How many shares must be present to hold the Annual Meeting?

The presence of a majority of the issued and outstanding shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting will constitute a quorum.

May the Annual Meeting be adjourned?

If a quorum is not present to transact business at the Annual Meeting, the meeting may be adjourned to another time and place by the affirmative vote of the holders of a majority of the outstanding shares of capital stock present or represented by proxy and entitled to vote thereat and with the direction of chairman of the Annual Meeting. If the Annual Meeting is postponed or adjourned, a stockholder’s proxy may remain valid and may be voted at the postponed or adjourned meeting. A stockholder still will be able to revoke the stockholder’s proxy until it is voted.

How many votes are required to approve each proposal and how are votes counted?

Each share entitles the holder thereof as of the Record Date to cast one vote on the following matters submitted for a vote of the stockholders at the Annual Meeting:

Proposal 1.    Pursuant to our Fourth Amended and Restated Bylaws (the “Bylaws”) of the Company, the election of a member of the board of directors (each, a “Director”) requires a plurality vote. Thus, with respect to Proposal 1, the two Director nominees receiving the highest vote totals will be elected as Class II Directors of the Company.

Proposals 2 and 3.    Approval of Proposal 2 (Say-on-Pay) and Proposal 3 (Ratification of Independent Registered Public Accounting Firm) each requires the affirmative vote of the holders of a majority of the outstanding shares of capital stock, which have voting power present in person or represented by proxy and have actually voted.

What will be the result if, as a stockholder of record, I submit my signed proxy card, but do not make specific instructions?

By submitting a proxy, you are legally authorizing another person to vote your shares on your behalf. If you submit your executed proxy card, but you do not indicate how your shares are to be voted, then your shares will be voted in accordance with the Board’s recommendations as set forth in this Proxy Statement. In addition, if any other matters are brought before the Annual Meeting (other than the proposals contained in this Proxy Statement), then the individuals listed on the proxy card will have the authority to vote your shares on those other matters in accordance with their discretion and judgment.

What is a “broker non-vote” and how does it affect voting on each proposal?

If your hold your shares in street name, your custodian is required to vote your shares on your behalf in accordance with your instructions. If you do not give instructions to your custodian, under applicable rules, your custodian will still be able to vote your shares with respect to certain “routine” items, but will not be allowed to vote your shares with respect to certain “non-routine” items. The ratification of the appointment of our independent registered public accounting firm (Proposal 3) is a “routine” item on which a custodian has discretionary authority to vote. The election of Director nominees (Proposal 1) and the advisory vote on the compensation of our Named Executive Officers (Proposal 2) are “non-routine” items on which a custodian does not have discretionary authority to vote. Accordingly, if you do not give instructions to your custodian with respect to such proposals, or if your custodian does not exercise its discretionary authority with respect to such proposals, your shares will be treated as “broker non-votes” on these particular matters. In other words, broker non-votes are shares with respect to which a custodian does not receive voting instructions from the beneficial holder and does not have or exercise discretionary authority in voting on a proposal. For more information on the effect of a broker non-vote, see “What are the effects of abstentions and broker non-votes?”

We urge you to give instructions promptly to your custodian to vote “FOR” the Board’s Director nominees and other recommended proposals by using the voting instruction card provided to you by your custodian.

What are the effects of abstentions and broker non-votes?

Abstentions and broker non-votes will be considered shares present and entitled to vote for the purpose of determining whether a quorum exists.

With respect to Proposal 1 (Election of Directors), withhold votes and broker non-votes will be disregarded and have no effect on the outcome of the vote.

With respect to Proposal 2 (Say-on-Pay), abstentions and broker non-votes will be disregarded and have no effect on the outcome of the vote.

With respect to Proposal 3 (Ratification of Independent Registered Public Accounting Firm), abstentions will be disregarded and have no effect on the outcome of the vote, and there will no broker non-votes.

Can I revoke or change my vote after I submit my proxy?

Your proxy is revocable. The procedure you must follow to revoke your proxy depends on how you hold your shares.

If you are a stockholder of record, you may revoke a previously submitted proxy by submitting another valid proxy (whether by phone, the Internet or mail to the address set forth above) or by providing a signed letter of revocation to the Secretary of the Company, at the principal executive offices of the Company, 590 Madison Avenue, 32nd Floor, New York, New York 10022, which must be received before the closing of the polls at the Annual Meeting on September 11, 2023 at 11:59 p.m. Eastern Time. Only the latest-dated validly executed proxy will count. You also may revoke any previously submitted proxy by virtually attending the Annual Meeting and electronically voting your shares. Note that simply attending the Annual Meeting without taking one of the above actions will not revoke your proxy.

If you hold shares in street name, in general, you may revoke a previously submitted voting instruction by submitting to your custodian another valid voting instruction (whether over the Internet, by phone or by mail) or a signed letter of revocation. Please contact your custodian for detailed instructions on how to revoke your voting instruction and the applicable deadlines.

Who will count the votes?

The inspector of elections appointed for the Annual Meeting will separately tabulate the relevant affirmative and negative votes, abstentions and broker non-votes for each proposal.

Will members of the Company’s independent registered public accounting firm be present at the Annual Meeting?

We have been advised that representatives of BDO USA, LLP will be in attendance virtually at the Annual Meeting with the opportunity to make a statement, if so desired, and will be available to respond to appropriate questions.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements may be identified by the use of such words as “expects,” “anticipates,” “intends,” “hopes,” “believes,” “could,” “may,” “will,” “projects” and “estimates,” and other similar expressions, but these words are not the exclusive means of identifying such statements. We caution that a variety of factors could cause our results to differ materially from those expressed or implied in our forward-looking statements, including changes in our relationships with significant clients; a decline in the demand for supply chain marketing services; difficulty achieving and sustaining operating profitability; uncertainty and variability in demand by clients; the COVID-19 pandemic; competition; incidents that result in harm to the funds held for clients; a decline in our key business sectors or a reduction in consumer demand generally; failure to maintain adequate levels of inventory; problems raising or accessing capital; problems in our efforts to increase operational efficiency; loss of essential employees or an inability to recruit and retain personnel; failure to identify, manage, complete and integrate acquisitions and achieve anticipated synergies and benefits; business operations outside of the U.S. including Mainland China; harm to the physical or intellectual property of our clients; a significant disruption in, or breach in security of, our technology systems; litigation; and those risks detailed from time to time in filings we make with the Securities and Exchange Commission (“SEC”), including our 2022 Annual Report and other documents subsequently filed with or furnished by us to the SEC. All forward-looking statements in this Proxy Statement speak only as of the date hereof. Except as required by law, we assume no obligation to update any forward-looking information that is included in this Proxy Statement.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board has seven Directors and is currently divided into three classes. A class of Directors is elected each year for a three-year term. No family relationships exist between any directors or executive officers, as such term is defined in Item 401 of Regulation S-K promulgated under the Exchange Act.

The current term of the Company’s Class II Directors will expire at the Annual Meeting. Maria U. Molland, a Class II Director, has chosen not to stand for reelection at the Annual Meeting. The Board’s nominees for Class II Directors are Jack L. Howard, who currently serves as a Class II Director and is up for reelection at the Annual Meeting, and Joseph Martin, who has been nominated by the Board for election at the Annual Meeting as Ms. Molland’s successor. If each of Mr. Howard and Mr. Martin are elected at the Annual Meeting, they will serve for a term of three years that will expire at the Company’s 2025 Annual Meeting of Stockholders (to be held after the fiscal year ending July 31, 2025) (the “2025 Annual Meeting”), and in each case until his respective successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. The persons named as proxies will vote for each of Mr. Howard and Mr. Martin for election to the Board as a Class II Director, unless the applicable proxy card is marked otherwise.

Mr. Howard and Mr. Martin have each indicated a willingness to serve, if elected; however, if prior to election, any of them becomes unable to serve, the persons named as proxies may vote the proxy for a substitute nominee or, as the case may be, nominees. The Board has no reason to believe that Mr. Howard or Mr. Martin will be unable to serve if elected.

The following reflects the proposed composition of the Board following the Annual Meeting.

Name	Position with the Company
Warren G. Lichtenstein	Class I Director, Interim Chief Executive Officer (“CEO”) and Executive Chairman
Glen M. Kassan	Class I Director
Jack L. Howard†	Class II Director
Joseph Martin†	Class II Director
Jeffrey J. Fenton*(1)(2)	Class III Director
Jeffrey S. Wald*(1)(2)(3)	Class III Director
Renata Simril*(2)(3)	Class III Director

____________

†        Director Nominee

*        Independent Director

(1)      Member of the Organization and Compensation Committee of the Board (the “Compensation Committee”).

(2)      Member of the Audit Committee of the Board (the “Audit Committee”).

(3)      Member of the Nominating and Corporate Governance Committee of the Board (the “Governance Committee”).

Vote Required

The two nominees for Class II Directors receiving the highest vote totals will be elected as Class II Directors of the Company. Abstentions, withhold votes and any broker non-votes will not be included in the vote totals and, as such, will have no effect on the outcome of this proposal.

The Board unanimously recommends that the stockholders vote FOR the Director nominees listed below.

Information Concerning the Directors and the Board’s Nominees

Biographical and certain other information concerning the Director nominees and continuing and other members of the Board of the Company is set forth below.

Class II Director Nominees for a Three-Year Term Expiring at the 2025 Annual Meeting

Jack L. Howard.    Mr. Howard, age 61, has served as a Director of the Company since December 2017. He has served as President of Steel Holdings since July 15, 2009, and has been a member of board of directors of the general partner of Steel Holdings since October 2011. Mr. Howard also served as the Assistant Secretary of

Steel Holdings from July 2009 until September 2011 and as Secretary from September 2011 until January 2012. Mr. Howard has been associated with Steel Holdings and its predecessors and affiliates since 1993. Mr. Howard has been a Financial Industry Regulatory Authority registered broker-dealer since 1989. Mr. Howard has been a director of Handy & Harman Ltd. (“HNH”), a wholly-owned subsidiary of Steel Holdings and a company previously listed on The Nasdaq Stock Market LLC (“Nasdaq”), since July 2005, and previously served as Vice Chairman of the HNH board and as HNH’s Principal Executive Officer. Mr. Howard has been a director of Steel Excel Inc. (“Steel Excel”) since December 2007, and previously served as Vice Chairman of Steel Excel’s board of directors and Principal Executive Officer of Steel Excel. Since February 2018, Mr. Howard has been the Executive Chairman of WebBank, a state-chartered industrial bank and wholly-owned subsidiary of Steel Holdings. He is the President of SP General Services, LLC, an affiliate of Steel Holdings. He currently holds the securities licenses of Series 7, Series 24, Series 55 and Series 63. Mr. Howard graduated from the University of Oregon with a bachelor’s degree in finance. Mr. Howard brings to the Board managerial and investing experience in a broad range of businesses, as well as his service on the boards of directors and committees of both public and private companies.

Joseph Martin.    Joseph Martin, age 46, will begin service as a Director of the Company immediately after the Annual Meeting. Mr. Martin has been Chief Administrative Officer and Chief Legal Officer of Steel Holdings since June 2023. He previously served as the General Counsel and Corporate Secretary of Clover Health Investments, Corp. from March 2022 until June 2023 where he oversaw the legal, compliance, business development and cyber security functions. From August 2020 to March 2022, Mr. Martin served as General Counsel of Steel Holdings and General Counsel and Chief Compliance Officer of the Company, where, in each case, he oversaw the legal and compliance functions. Mr. Martin also held several legal and compliance-focused positions at Louisiana-Pacific Corporation from September 2018 to August 2019, including Interim General Counsel and Secretary from May 2019 to August 2019, and General Counsel for the OSB and EWP division from September 2018 to May 2019. From July 2009 to September 2018, Mr. Martin held several positions at Georgia-Pacific LLC, including Assistant General Counsel and Assistant Secretary. Mr. Martin holds a B.A. in Economics and History from the University of California, Berkeley, and a J.D. from Harvard Law School. Mr. Martin brings to the Board significant legal and compliance experience.

Class III Directors Continuing in Office until the 2023 Annual Meeting

Jeffrey J. Fenton.    Mr. Fenton, age 66, has served as a Director of the Company since November 2010. Mr. Fenton was initially appointed to the Board pursuant to a Settlement Agreement among the Company, LCV Capital Management, LLC, Raging Capital Management, LLC and certain of their affiliates, dated October 20, 2010. He served as Senior Vice President, Business Development of United Rentals, Inc., a construction and industrial equipment rental company, from January 2013 to June 2022. Since March 2004, Mr. Fenton has served as a principal of Devonshire Advisors LLC, an advisory services firm. From March 2004 to April 2008, Mr. Fenton also served as Senior Advisor to Cerberus Capital Management L.P., a leading private investment firm. Mr. Fenton previously served as a director of Bluelinx Holdings Inc., Formica Corporation, IAP Worldwide Services, Global Motorsports Group, Inc. and Transamerica Trailer Leasing Co. Mr. Fenton earned a Bachelor of Science degree in Mechanical Engineering from Northeastern University and a Master of Science degree in Management from Massachusetts Institute of Technology. Mr. Fenton brings to the Board significant finance, international business and leadership experience, having served as a senior advisor at a leading private investment firm as well as chief executive officer of a major industrial company.

Jeffrey S. Wald.    Mr. Wald, age 49, has served as a Director of the Company since February 2012. Mr. Wald was elected to the Board at the Company’s 2011 annual meeting of stockholders after being nominated for election by Peerless Systems Corporation. Mr. Wald is currently the Founder and CEO of Boomerang Intelligence, an enterprise software platform that enables companies to engage with their former workers. From May 2010 until September 2020, Mr. Wald was the President, Chief Operating Officer and Chief Financial Officer of Work Market, Inc., an enterprise software platform that enables companies to manage their on-demand labor (sold to Automated Data Processing, Inc. in January 2018), and of which he was the Founder. From May 2008 to May 2010, Mr. Wald was a Managing Director at Barington Capital Group, L.P., an activist hedge fund manager. From March 2007 through May 2008, Mr. Wald was the Chief Operating Officer and Chief Financial Officer of Spinback, Inc., an internet commerce company (sold to Buddy Media Corporation), of which he is also the Founder. From January 2003 to March 2007, Mr. Wald was a Vice President at The GlenRock Group, a private equity firm that invests in undervalued, middle market companies as well as emerging and early stage companies. Earlier in his career, Mr. Wald held positions in the mergers and acquisitions department at J.P. Morgan Chase & Co. From 2010 to 2022, Mr. Wald served as a director of CoStar Technologies, Inc., where he also served on the audit committee. From 2010 to 2012, Mr. Wald served as a director of Peerless Systems

Corporation, and from 2009 to 2010 he served on the board of directors of Register.com. Mr. Wald holds a Master of Business Administration from Harvard University and a Master of Science and Bachelor of Science from Cornell University. Mr. Wald brings to the Board substantial experience in the areas of technology, principal investing and operations, as well as his knowledge of corporate governance, accounting and financial expertise.

Renata Simril.    Ms. Simril, age 55, has served as a Director of the Company since October 2020. Since January 2016, Ms. Simril has served as the President and Chief Executive Officer of the LA84 Foundation, a non-profit organization supporting youth sports and the legacy of the 1984 Summer Olympics in Los Angeles. Ms. Simril is also President of the Los Angeles City Recreation and Park Commission, and serves on the board of the Los Angeles Sports and Entertainment Commission, and the board and audit committee of the Los Angeles Dodgers Foundation. Before joining the LA84 Foundation, Ms. Simril served as Senior Vice President and Chief of Staff to the publisher of the Los Angeles Times from November 2014 to September 2015, where she oversaw staff operations and budgeting for the newsroom and business operations with over 900 employees. Her earlier career included three seasons with the Los Angeles Dodgers, a major league baseball team, where she served as Senior Vice President of External Affairs and managed the team’s community relations and charitable foundation. Ms. Simril also worked for over a decade in real estate development with Jones Lang LaSalle Incorporated, a commercial real estate services company, Forest City Enterprise, a previously publicly traded commercial real estate company, and LCOR, Inc., a real estate investment and development firm, where she managed the acquisition, entitlement, finance and development of multi-million dollars projects. Ms. Simril has a bachelor’s degree in urban studies from Loyola Marymount University and a master’s degree in real estate development from the University of Southern California. Ms. Simril brings to the Board more than 25 years of diversified experience in all areas of economic development policy, municipal finance, real estate finance and development, sports and philanthropy.

Class I Directors Continuing in Office until the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”)

Warren G. Lichtenstein.    Mr. Lichtenstein, age 57, has served as the Chairman of the Board and as a Director of the Company since March 2013, and as its Executive Chairman since June 2016. Effective December 4, 2018, Mr. Lichtenstein assumed the additional role of Interim Chief Executive Officer of the Company. Mr. Lichtenstein had previously served as the Company’s Interim Chief Executive Officer from March 2016 until June 2016. Mr. Lichtenstein has served as Executive Chairman of the Board of Steel Partners Holdings GP Inc. (“Steel Holdings GP”) since February 2013 and had previously served as its Chief Executive Officer and Chairman from July 2009 to February 2013. Steel Holdings GP is the general partner of Steel Holdings, a diversified holding company listed on the New York Stock Exchange that engages in multiple businesses. Mr. Lichtenstein has been associated with Steel Holdings and its predecessors and affiliates since 1990. He previously served as Chairman of the Board of HNH. He has served on the board of PCS-Mosaic Holdings LLC, a systems, software and training national security company, since April 2022. Mr. Lichtenstein served as a director of Aerojet Rocketdyne Holdings, Inc., a New York Stock Exchange-listed manufacturer of aerospace and defense products with a real estate business segment, from March 2008 until July 2022, including as the chairman of its board March 2013 to June 2016 and its Executive Chairman from June 2016 until July 2022. Mr. Lichtenstein served as a director of Steel Excel, a diversified holding company and wholly-owned subsidiary of Steel Holdings and previously a Nasdaq-listed company, from October 2010 until April 2021. Mr. Lichtenstein served as a director of SL Industries, Inc. (“SLI”), a company that designs, manufactures and markets power electronics, motion control, power protection, power quality electromagnetic and specialized communication equipment, from March 2010 until it was acquired by HNH in June 2016. SLI was listed on the New York Stock Exchange until its acquisition as a wholly-owned subsidiary of Steel Holdings. Mr. Lichtenstein is also a director of the Steel Partners Foundation and of the Federal Law Enforcement Foundation. Mr. Lichtenstein studied at Tulane University and the University of Pennsylvania, receiving a Bachelor of Arts in Economics from the latter. Mr. Lichtenstein brings to the Board extensive experience in corporate finance, executive management and investing, deep knowledge from serving as a director and advisor to a diverse group of public companies, and significant operations experience in manufacturing, aerospace, defense, banking and the Steel Business System (the methodology used by Steel Holdings to invest and to manage its businesses).

Glen M. Kassan.    Mr. Kassan, age 80, has served as a Director of the Company since March 2013. He served as the Company’s Chief Administrative Officer from May 2014 until January 2015. Mr. Kassan served as a director of HNH from July 2005 until May 2015, including as vice chairman of its board from October 2005 until May 2015. He served as HNH’s Chief Executive Officer from October 2005 until December 2012. He has been associated with Steel Holdings and its affiliates since August 1999, and is currently an employee of Steel Services, Ltd. (“Steel Services”). Steel Services is an indirect wholly-owned subsidiary of Steel Holdings. He served as the Vice President, Chief

Financial Officer and Secretary of a predecessor entity of Steel Holdings from June 2000 to April 2007. He served as a director of SLI from January 2002, and the chairman of its board from May 2008, until SLI was acquired by HNH in June 2016. He previously served as the vice chairman of SLI’s board from August 2005 to May 2008, its President from February 2002 to August 2005, its interim Chief Executive Officer in June 2010 and its interim Chief Financial Officer from June 2010 to August 2010. Mr. Kassan brings to the Board his years of experience and record of success in leadership positions in industrial and other public companies having attributes similar to the Company, as well as the expertise in capital markets and corporate finance.

Directors Not Continuing in Office After the Annual Meeting

Maria U. Molland.    Ms. Molland, age 48, has served as a Director of the Company since December 2019. Ms. Molland, who is a Class II Director, has chosen not to stand for reelection at the Annual Meeting, and Mr. Martin has been nominated by the Board for election at the Annual Meeting as her successor. Ms. Molland was the Chief Executive Officer and director of Thinx Inc., a feminine hygiene company, from July 2017 to July 2022 (a majority stake in Thinx, Inc. was sold to Kimberly Clark in February 2022). Previously, Ms. Molland was the Chief Executive Officer and Founder of M Squared Digital Consulting, a professional services firm focused on strategy execution, from September 2013 to January 2016. Between January 2016 and December 2016, Ms. Molland co-founded Splacer, an online platform and marketplace for people to list, discover and book short-term spaces for unique event experiences. From April 2012 to August 2013, Ms. Molland was the Chief European Officer of Fab.com, an e-commerce company. She began her business career as an analyst with Volpe Brown Whelan & Company, a private technology investment bank. Ms. Molland graduated from Northwestern University with a bachelor’s degree in economics in 1996 and received her Master of Business Administration from Harvard Business School in 2002. She has held several positions over the years in the internet and digital media industries. Ms. Molland has brought to the Board significant business and leadership experience.

CORPORATE GOVERNANCE AND BOARD MATTERS

The Company maintains a corporate governance page on its website, which includes key information about its corporate governance initiatives, including its Code of Business Conduct and Ethics, Corporate Governance Guidelines and charters for each of the Audit Committee, the Compensation Committee and the Governance Committee. The corporate governance page can be found by clicking on the “Corporate Governance” tab on our website at www.steelconnectinc.com. The contents of our website are not part of this Proxy Statement, and our Internet address is included in this document as an inactive textual reference only.

The Company has policies and practices that the Board believes promote good corporate governance, including in line with the listing requirements of Nasdaq (the “Nasdaq Rules”) and relevant rules of the SEC, as follows:

•        the Board has adopted clear corporate governance policies;

•        all members of the Audit Committee, the Compensation Committee, and the Governance Committee are independent;

•        the independent Directors of the Board meet periodically, as they deem necessary, in executive session without the presence of management;

•        the Company has a Code of Business Conduct and Ethics, which applies to all employees, is monitored by its internal audit function and is annually affirmed by its employees;

•        the charters of the Board committees clearly establish their respective roles and responsibilities; and

•        the Company has an ethics hotline available to all employees, and the Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters.

Board Leadership Structure

Mr. Lichtenstein served as non-executive Chairman of the Board from March 2013 until June 2016 at which time he was appointed a non-employee Executive Chairman of the Board. In December 2018, Mr. Lichtenstein assumed the additional role of Interim Chief Executive Officer of the Company upon the resignation of James Henderson, the former President and Chief Executive Officer of the Company.

The Board of Directors does not have a formal policy regarding whether the same person should serve as both the Chief Executive Officer and Chairman of the Board of Directors and believes that an effective leadership structure could be achieved either by combining or separating the Chief Executive Officer and Chairman positions, if the structure encourages free and open dialogue of competing views of directors and provides for strong checks and balances on management directors. Specifically, an effective governance structure must balance the powers of the Chief Executive Officer and the independent directors and enable the independent directors to oversee management effectively, while ensuring that the independent directors are fully informed about the Company’s business and strategy and ready to discuss and debate key issues. The combined role of Chairman and Chief Executive Officer, in the case of the Company, means that the Chairman of the Board has longstanding experience in our industry and ongoing executive responsibility with the Company. Periodically, our Board of Directors assesses the board leadership structure to ensure that it serves the interests of the Company and our stockholders and promotes the creation of long-term stockholder value.

Duties of the Executive Chairman include, among other duties, (i) collaborating with our Chief Executive Officer on the Company’s strategic and operational positioning, product road map, management organization with enterprise-wide accountability, acquisitions and legal matters, (ii) calling, chairing and setting the agenda for meetings of the Board, (iii) setting the agenda for and chairing meetings of the Directors in executive session, (iv) chairing the annual meeting of stockholders, (v) briefing the Chief Executive Officer on issues arising from and/or discussed in executive sessions of the Directors, (vi) facilitating discussions among Directors on key issues regarding the Company, (vii) facilitating communications between other members of the Board and the Chief Executive Officer (however, each Director is free to communicate directly with the Chief Executive Officer), (viii) in the event a stockholder seeks to communicate with the Board, accepting and responding to such communications, (ix) reviewing periodically the Company’s business plan, financial performance and other activities with the Chief Executive Officer,

(x) recommending Board committee assignments for consideration by the Governance Committee (provided, however, that no such recommendation shall be required in order for such committee to carry out its duties with respect to committee composition) and (xi) in consultation with the other Directors and the Chief Executive Officer, developing Board agendas. During such period as Mr. Lichtenstein serves as Interim Chief Executive Officer of the Company, those duties described above that relate to the relationship between the Company’s Executive Chairman and the Company’s Chief Executive Officer are not applicable. At such time as the Company returns to separating the positions of Executive Chairman and the Chief Executive Officer, those duties described above that relate to the relationship between the Company’s Executive Chairman and the Chief Executive Officer will once again apply.

Our Corporate Governance Guidelines provide that we may appoint a lead independent director where our Chairman is not independent. We do not currently have a lead independent Director; however, our independent Directors, who serve as the sole members of our Audit Committee, Compensation Committee and Governance Committee, provide strong independent leadership to our Board. These independent Directors also meet periodically, as they deem necessary, in executive session without the presence of management.

Controlled Company and Director Independence

The Board has determined that each of Mr. Fenton, Ms. Simril and Mr. Wald (and, during the period she will have served until her departure from the Board at the Annual Meeting, Ms. Molland) satisfies the criteria for being an “independent director” under the Nasdaq Rules and has no material relationship with the Company other than by virtue of his or her service on the Board.

Steel Holdings and its affiliated entities and individuals, including two of our Directors who are members of a Section 13(d) group with Steel Holdings and its affiliated entities, own approximately 86% of our outstanding shares of Common Stock as of the Record Date (on an as-converted basis). For more information, see “Security Ownership of Certain Beneficial Owners and Management” As a result, we are a “controlled company” within the meaning of Rule 5615(c) of the Nasdaq Rules. Under the Nasdaq Rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements under the Nasdaq Rules, including the requirements: (i) that a majority of the Board consist of independent directors; (ii) that we have director nominees selected or recommended for the Board’s selection, either by a majority vote of only the independent directors or by a nominating committee comprised solely of independent directors, with a written charter or Board resolution addressing the nomination process; and (iii) that we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

Following the changes in Board composition effective immediately after the Annual Meeting, in reliance upon the exemption, less than a majority of our Board will be independent Directors. We do not currently and immediately after the Annual Meeting do not plan to rely on any of the other exemptions, but we may do so in the future. Currently and immediately following the Annual Meeting, each of our Audit Committee, our Compensation Committee and our Governance Committee consists and will consist entirely of independent Directors and maintains and will maintain charters in line with the Nasdaq Rules.

Board and Committee Meetings

During the fiscal year ended July 31, 2022 (“Fiscal 2022”), the Board held 19 meetings (including by telephone conference). During Fiscal 2022, each incumbent Director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of the committees on which he or she served. During Fiscal 2022, the Directors of the Company met periodically, as they deemed necessary, outside of the presence of the executive officers of the Company. Pursuant to the Company’s Corporate Governance Guidelines, the Company’s Directors are expected to attend the Company’s annual meetings of stockholders absent exceptional cause. Some of the Company’s Directors serving at the time of the 2021 Annual Meeting of Stockholders held in November 2022 (following adjournment from the original meeting date of September 2022) attended such meeting via teleconference.

Committees of the Board of Directors

The Board contains, alongside other special committees set up ad hoc from time to time, the following standing committees: the Audit Committee, the Compensation Committee and the Governance Committee. Each committee reports regularly to the full Board on its activities.

Audit Committee

The Board has an Audit Committee (the “Audit Committee”), which assists the Board in fulfilling its responsibilities to stockholders concerning the Company’s financial reporting and internal controls and facilitates open communication among the Audit Committee, Board, independent registered public accounting firm and management.

•        The Audit Committee discusses with management and the Company’s independent registered public accounting firm the financial information developed by the Company, the Company’s systems of internal controls and the Company’s internal audit process.

•        The Audit Committee is solely and directly responsible for appointing, evaluating, retaining, compensating, overseeing and, when necessary, terminating the engagement of the independent registered public accounting firm.

•        The independent registered public accounting firm meets with the Audit Committee (both with and without the presence of the Company’s management) to review and discuss various matters pertaining to the audit, including the Company’s financial statements, the report of the independent registered public accounting firm on the results of its audit and any significant financial reporting issues and practices, scope and terms of its work, and its recommendations concerning the financial practices, controls, procedures and policies employed by the Company.

•        The Audit Committee oversees the internal audit functions and the senior-most internal auditor reports directly to the Audit Committee.

•        The Audit Committee pre-approves all audit services to be provided to the Company, whether provided by the principal independent registered public accounting firm or other firms, and all other services (review, attest, tax and non-audit) to be provided to the Company by the independent registered public accounting firm.

•        The Audit Committee coordinates the Board’s oversight of the Company’s internal controls over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee is charged with establishing procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, internal accounting controls or auditing matters.

The Audit Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Board has adopted a written charter for the Audit Committee, a copy of which can be found by clicking on the “Corporate Governance” tab on our website at www.steelconnectinc.com.

The Audit Committee currently consists of Mr. Wald (Chair), Mr. Fenton and Ms. Simril, each of whom the Board has determined to be independent as defined under applicable Nasdaq Rules and Rule 10A-3 under the Exchange Act. The Board has determined that Mr. Wald is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K. The Audit Committee met four times during Fiscal 2022.

Compensation Committee

The Board has an Organization and Compensation Committee (the “Compensation Committee”), which administers the Company’s equity incentive plans, cash incentive plans, performance-based restricted stock program and other equity-based awards.

•        The Compensation Committee reviews and approves, or recommends to the Board for approval, (i) the salaries, bonuses and other compensation arrangements and policies, including relevant corporate goals and objectives, for the Company’s executive officers, (ii) incentive compensation and equity-based plans and (iii) any employment agreements and severance arrangements or plans for executive officers.

•        The Compensation Committee makes recommendations to the Board regarding Director compensation.

•        The Compensation Committee reviews the results of the advisory vote on “say-on-pay” with regard to Named Executive Officers.

•        The Compensation Committee reviews and approves the executive compensation information, to be included in the Company’s annual report on Form 10-K or annual proxy statement, to the extent deemed appropriate or required by SEC rules.

The Compensation Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Board has adopted a written charter for the Compensation Committee, a copy of which can be found by clicking on the “Corporate Governance” tab on our website at www.steelconnectinc.com.

The Compensation Committee currently consists of Mr. Fenton (Chair) and Ms. Molland, who will be succeeded by Mr. Wald immediately following the Annual Meeting. The Board has determined that each of them is an independent director as defined under the applicable Nasdaq Rules and is a “non-employee director” as defined in Rule 16b-3 under the Exchange Act. The Compensation Committee met two times during Fiscal 2022.

Role of Management in Compensation Decisions

In determining the performance criteria and compensation of our executive officers (other than our Interim Chief Executive Officer), the Compensation Committee generally takes into account the recommendations of our Interim Chief Executive Officer. Typically, our Interim Chief Executive Officer will make these recommendations based on his assessment of each executive officer’s individual performance as well as his knowledge of each executive officer’s job responsibilities, seniority, expected contributions and his understanding of the competitive market for such executives. Our Interim Chief Executive Officer may also attend meetings of the Compensation Committee at which executive compensation matters are addressed, except with respect to discussions involving his own compensation. During Fiscal 2022, our Interim Chief Executive Officer and our Chief Financial Officer regularly attended Compensation Committee meetings to provide information and recommendations, including with regard to management incentive plans. The Compensation Committee was not bound by such recommendations.

Role of the Compensation Consultant in Compensation Decisions

The Compensation Committee’s historical practice and policy has been to conduct a periodic comprehensive review of executive compensation and to adjust compensation from prior years, as it deems necessary from time to time, to reflect prevailing market trends for executive compensation. Pursuant to its charter, the Compensation Committee has the sole authority to retain, terminate, obtain advice from, oversee and compensate its outside advisors, including its compensation consultant. The Company has provided appropriate funding to the Compensation Committee to do so, and the Compensation Committee engages a compensation consultant as it deems necessary. In Fiscal 2022, neither the Compensation Committee nor the Company engaged a compensation consultant to advise on executive officer or director compensation.

Governance Committee

The Board has a Nominating and Corporate Governance Committee (the “Governance Committee”), which makes recommendations to the Board concerning all facets of the Director-nominee selection process.

•        The Governance Committee recommends to the Board the criteria to be considered in selecting Director-nominees, the consideration of stockholder submitted nominees and the identification of qualified candidates to the Board for election at the Annual Meeting.

•        The Governance Committee develops and recommends to the Board corporate governance principles applicable to the Company.

•        The Governance Committee reviews and resolves conflicts of interest (other than those relating to related party transactions).

•        The Governance Committee is responsible for overseeing an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively, determines the nature of the evaluation, supervises the conduct of the evaluation and prepares an assessment of the performance of the Board, which is discussed with the Board.

•        The Governance Committee may, at the request of the Board, periodically review and make recommendations to the Board relating to management succession planning, including policies and principles for Chief Executive Officer selection and performance review, as well as policies regarding succession in the event of an emergency or the retirement of the Chief Executive Officer.

•        The Governance Committee is charged with developing and overseeing an orientation program for new directors and a continuing education program for current directors.

The Governance Committee has the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Board has adopted a written charter for the Governance Committee, a copy of which can be found by clicking on the “Corporate Governance” tab on our website at www.steelconnectinc.com. The Governance Committee currently consists of Mr. Wald and Ms. Molland, who will be succeeded by Ms. Simril immediately following the Annual Meeting. The Board has determined that each of them is independent as defined under the applicable Nasdaq Rules. Additionally, the role of Chair, which is currently held by Ms. Molland, will be held by Mr. Wald immediately after the Annual Meeting. The Governance Committee met two times during Fiscal 2022.

Consideration of Director Nominees

In recommending candidates for election to the Board (including both incumbent nominees and new nominees), the Governance Committee considers nominees recommended by Directors, officers, employees, stockholders and others. Other than with respect to Mr. Howard, who was designated by SPHG Holdings to serve on our Board, the Governance Committee does not use different standards to evaluate nominees depending on whether they are proposed by our Directors and management or by our stockholders. The Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates, as appropriate.

The criteria for nomination are detailed in our Corporate Governance Guidelines. The Board requires that all nominees for the Board have a reputation for integrity, honesty and adherence to high ethical standards. In addition, nominees should also have demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company, should be willing and able to contribute positively to the decision-making process of the Company and should understand the sometimes-conflicting interests of the various constituencies of the Company, including stockholders, employees, customers, governmental units, creditors and the general public. We also expect nominees to be committed to understanding the Company and its industry and to regularly attend and participate in meetings of the Board and its committees. Upon selection of a qualified candidate, the Governance Committee recommends the candidate for consideration by the full Board. The Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

Stockholder Nominees

The Governance Committee will consider nominees for the Board recommended by stockholders in accordance with the Bylaws. Stockholders wishing to propose Director candidates for consideration by the Governance Committee may do so by writing, by deadlines specified in the Bylaws, to the Secretary of the Company and providing information concerning the nominee and his or her proponent(s) required by the Bylaws. The Bylaws set forth further requirements for stockholders wishing to nominate Director candidates for consideration by stockholders including, among other things, that a stockholder must give timely written notice of an intent to make such a nomination to the Secretary of the Company. For more information, see “Proposals of Stockholders and Nomination of Directors at 2023 Annual Meeting”

Board’s Role in Risk Oversight

We believe that risk is inherent in innovation and the pursuit of long-term growth opportunities. The Company’s management is responsible for day-to-day risk management activities. The Board, acting directly and through its committees, is responsible for the oversight of the Company’s risk management. With the oversight of the Board, the Company has implemented practices and programs designed to help manage the risks to which we are exposed in our business and to align risk-taking appropriately with our efforts to increase stockholder value. The Board has allocated and delegated risk oversight responsibility to various committees of the Board in the following ways:

The Audit Committee is responsible for reviewing the Company’s risk oversight and management practices with respect to financial risks. Specifically, the Audit Committee periodically reviews and discusses with management the Company’s major financial risk exposures (including with respect to any internal audit plans), the process by which the Company undertakes financial risk assessment and management and the steps that management takes to monitor and control financial risks.

Diversity

Diversity has always been very important to us. Although we have no formal separate written policy, pursuant to our Corporate Governance Guidelines, the Board annually reviews the appropriate skills and characteristics of the members of the Board (upon recommendation of the Governance Committee), and diversity is one of the factors used in this assessment, including a diversity of viewpoints, backgrounds and experiences.

In addition, the Company has disclosed below its Board diversity matrix, showing composition both before the Annual Meeting and after the Annual Meeting, in compliance with Nasdaq Rule 5606(a) to reflect the diverse attributes that the Company values on its Board.

Board Diversity Matrix
(as of Record Date, Before Annual Meeting)

Total Number of Directors	7
Directors	Female	Male	Non Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5	—	—
Part II: Demographic Background
African-American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Board Diversity Matrix (Following Annual Meeting)

Total Number of Directors	7
Directors	Female	Male	Non Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	—	—
Part II: Demographic Background
African-American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Hedging Policy

Our insider trading policy generally forbids all of our executive officers, employees and Directors from entering into hedging or monetization transactions, such as zero-cost collars and forward sale contracts, which allow such individuals to continue to own Company securities without the full risks and rewards of ownership, subject to limited exceptions after pre-clearance.

Stockholder Communications with the Board

Stockholders may send written communications to the Board, the presiding Director or any individual member of the Board to the following address: c/o Secretary, Steel Connect, Inc., 590 Madison Avenue, 32nd Floor, New York, New York 10022. The Company will forward all such correspondence accordingly, except for mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

PROPOSAL 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board recognizes that it is appropriate to seek the views of stockholders on the design and effectiveness of the Company’s executive compensation program.

Pursuant to Section 14A of the Exchange Act, we are required to provide our stockholders with the opportunity to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement. This advisory vote on Named Executive Officer compensation is commonly referred to as a “Say-on-Pay” vote.

Consistent with the recommendation of the Board to stockholders that future stockholder votes on Named Executive Officer compensation be held annually, and in light of the voting results on the “Say-on-Frequency” proposal at the 2017 Annual Meeting of Stockholders, the Company has determined that it will hold an annual advisory vote on the compensation of Named Executive Officers until the next required vote on the frequency of stockholder votes on Named Executive Officer compensation takes place at the 2023 Annual Meeting of Stockholders.

The vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the overall compensation of our Named Executive Officers pursuant to Item 402 of Regulation S-K. As described in more detail under the heading “Executive Compensation” we believe our Named Executive Officer compensation program aligns with our short and long-term business goals, with a significant portion of compensation “at risk” and directly linked to our overall performance. As such, we believe our executive compensation properly aligns the interests of our executives with the interests of our stockholders.

The Board recommends that the stockholders vote in favor of the following resolution:

“RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and accompanying narrative disclosures.”

As an advisory vote, this proposal is not binding upon the Company or the Board. The Compensation Committee values the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.

Vote Required

Approval of this Proposal 2 requires the affirmative vote of the holders of a majority of the outstanding shares of capital stock, which have voting power present in person or represented by proxy and have actually voted. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

The Board unanimously recommends that the stockholders vote FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers.

PROPOSAL 3
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed BDO USA, LLP, an independent registered public accounting firm, to audit the Company’s consolidated financial statements for our fiscal year ending July 31, 2023 (“Fiscal 2023”).

Independent Registered Public Accounting Firm Fees

The following table presents fees for professional audit services and other services rendered by the Company’s independent registered public accounting firm for Fiscal 2022 and the fiscal year ended July 31, 2021 (“Fiscal 2021”):

Fee Category	Fiscal 2022 Fees	Fiscal 2021 Fees
Audit Fees(1)	$2,007,375	$2,232,486
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$2,007,375	$2,232,486

____________

(1)      Audit Fees.    Audit fees for Fiscal 2022 and Fiscal 2021 consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, services that are normally provided by the Company’s auditors in connection with statutory and regulatory filings or engagements.

Audit Committee Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

Pursuant to our audit committee charter, our audit committee pre-approves the audit, audit-related, tax and other permitted services of our independent registered public accounting firm before it is engaged to render those services.

Vote Required

Approval of this Proposal 3 requires the affirmative vote of the holders of a majority of outstanding shares of capital stock, which have voting power present in person or represented by proxy and have actually voted. Abstentions will be disregarded and have no effect on the outcome of the vote, and there will be no broker non-votes on this proposal.

The Board unanimously recommends that the stockholders vote FOR the ratification of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the current fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of shares of all classes of the Company’s voting securities by: (i) each person known to us to beneficially own 5% or more of the outstanding securities of any such class; (ii) the Directors and nominees for Director of the Company; (iii) the Named Executive Officers (as defined in “Executive Compensation”); and (iv) all current executive officers and Directors, as a group. This table does not reflect ownership events occurring after the Record Date.

Name of Beneficial Owner	Number of Shares of Common Stock(1)	Percent of Class(2)
5% Stockholders
Steel Partners Holdings L.P.(3) 590 Madison Ave., 32nd Floor New York, New York 10022	24,255,250	84.9%

Directors and Director Nominees
Jeffrey J. Fenton(4)	59,686	*
Glen M. Kassan(5)	54,784	*
Joseph Martin(6)	—	—
Maria U. Molland(7)	29,443	*
Warren G. Lichtenstein(8)	186,563	*
Jeffrey S. Wald(9)	56,739	*
Jack L. Howard(10)	102,664	*
Renata Simril(11)	25,819	*

Named Executive Officers
Fawaz Khalil(12)	7,459	*
Jason Wong	—	—

All current executive officers and Directors, as a group (9 persons)	523,157	1.8%

____________

(1)      Pursuant to the rules of the SEC, this table shows beneficial ownership by the enumerated persons of all of the Company’s outstanding voting securities, which include the Common Stock, the Series C Preferred Stock and the Series E Preferred Stock issued pursuant to that certain Transfer and Exchange Agreement, dated as of April 30, 2023. The holder of the Series C Preferred Stock and Series E Preferred Stock is entitled to vote the stock on each matter brought before an annual meeting of stockholders on an as-converted basis together with the holders of the Common Stock. Within 60 days of the Record Date, such shares of Series C Preferred Stock were convertible into 1,913,265 shares of Common Stock and such shares of Series E Preferred Stock were convertible into 19,809,784 shares of Common Stock, and such shares of the Convertible Senior Note were convertible into 584,054 shares of Common Stock. Thus, the shares of Series C Preferred Stock and Series E Preferred Stock are shown as being beneficially owned pursuant only to that class of voting securities.

          For purposes of this table, beneficial ownership is determined by rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares over which the person has sole or shared voting power or investment power and also any shares which the person has the right to acquire within 60 days after the Record Date, including, in the case of an executive officer or director, shares acquirable upon termination of such individual’s service other than for death, disability or involuntary termination (“Presently Exercisable Rights”). For awards of restricted stock, the number of shares of Common Stock beneficially owned also includes shares over which the executive officer or director may currently exercise full voting rights, regardless of whether they vest within 60 days after the Record Date. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. The Company believes that each person named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of Common Stock, Series C Preferred Stock or Series E Preferred Stock listed as owned by such person unless noted otherwise. Unless otherwise indicated, the address of each person listed in the table is c/o Steel Connect, Inc., 590 Madison Avenue, 32nd Floor, New York, New York 10022.

(2)      Number of shares deemed outstanding consists of 6,250,493 shares of Common Stock as of the Record Date, plus, for computation purposes only for the person in question, any shares subject to Presently Exercisable Rights held by that person. An asterisk indicates ownership of less than one percent of Common Stock outstanding.

(3)      Based on information provided in the Schedule 13D/A filed by HNH, WHX, Steel Excel, WF Asset Corp., a Delaware corporation (“WF Asset”), WebFinancial, Steel Holdings, SPHG, SPHG Holdings, Steel Partners Holdings GP Inc., a Delaware corporation (“Steel Holdings GP”), Mr. Lichtenstein, Steel Partners, Ltd., a Delaware corporation (“SPL”), and Mr. Howard filed as of April 30, 2023, updated for any additional subsequent activities, including as indicated in Form 4 filings.

•         HNH owns 100% of the outstanding shares of common stock of WHX CS. Steel Excel owns 100% of the outstanding shares of common stock of HNH and is a majority shareholder of WF Asset. SPHG Holdings owns 100% of the outstanding shares of common stock of Steel Excel. Accordingly, each of Steel Holdings, SPHG, SPHG Holdings and Steel Holdings GP may be deemed to beneficially own the Common Stock beneficially owned by Steel Excel; each of Steel Holdings, SPHG, SPHG Holdings, Steel Holdings GP and Steel Excel may be deemed to beneficially own the 1,311,700 shares of Common Stock owned directly by WF Asset; and, each of Steel Holdings, SPHG, SPHG Holdings, Steel Holdings GP, Steel Excel and HNH may be deemed to beneficially own the Shares owned directly by WHX CS. Each of Steel Holdings, SPHG, SPHG Holdings and Steel Holdings GP disclaims beneficial ownership of the shares of Common Stock owned directly by HNH.

•         SPHG beneficially owns, on an as-converted basis, an additional (i) 1,913,265 shares of Common Stock underlying the Series C Preferred Stock (directly owned by WebFinancial), (ii) 634,156 shares of Common Stock underlying the Series E Preferred Stock (directly owned by SPHG Holdings) and (iii) 584,054 shares of Common Stock underlying the Convertible Senior Note. Steel Holdings owns 99% of the membership interests of SPHG. SPHG is the sole member of SPHG Holdings and owns 100% of the outstanding shares of WebFinancial (which directly owns, on an as-converted basis, 19,175,628 shares of Common Stock underlying shares of Series E Preferred Stock). Steel Holdings GP is the general partner of Steel Holdings, the managing member of SPHG and the manager of SPHG Holdings. Accordingly, by virtue the relationships discussed above, each of Steel Holdings, SPHG and Steel Holdings GP (i) may be deemed to beneficially own, and share voting and dispositive power over, the shares of Common Stock owned directly by SPHG Holdings and (ii) may be deemed to beneficially own the shares of Common Stock underlying the Series E Preferred Stock. Each of SPHG, Steel Holdings and Steel Holdings GP disclaims beneficial ownership of the shares of Common Stock owned directly and beneficially by SPHG Holdings except to the extent of its pecuniary interest therein.

•         WHX CS directly owns 636,447 shares of Common Stock. HNH owns the majority of the outstanding shares of WHX CS, SPHG Holdings owns 100% of the outstanding shares of Steel Excel, and Steel Excel owns 100% of the outstanding shares of HNH. Steel Holdings owns 99% of the membership interests of SPHG. SPHG is the sole member of SPHG Holdings. Steel Holdings GP is the general partner of Steel Holdings, the managing member of SPHG and the manager of SPHG Holdings. Accordingly, by virtue of the relationships described above, each of HNH, SPHG Holdings, Steel Holdings, SPHG, Steel Excel and Steel Holdings GP may be deemed to beneficially own, and share voting and dispositive power over, the shares of Common Stock owned directly by WHX. Each of HNH, SPHG Holdings, Steel Holdings, SPHG, Steel Excel and Steel Holdings GP disclaims beneficial ownership of the shares of Common Stock owned directly by WHX.

•         Steel Holdings beneficially owns shares of Common Stock and includes 1,913,265 shares of Common Stock underlying Series C Preferred Stock, 19,809,784 shares of Common Stock underlying Series E Preferred Stock and 584,054 shares of Common Stock underlying the Convertible Senior Note. As the general partner of Steel Holdings, Steel Holdings GP may be deemed to beneficially own, and shares voting and dispositive power over, the shares of Common Stock owned directly by Steel Holdings.

•         SPL directly owns 6,428 shares of Common Stock. As the CEO of SPL, Mr. Lichtenstein may be deemed to beneficially own, and shares voting and dispositive power over, the shares of Common Stock owned directly by SPL.

•         According to filings made pursuant to Section 13(d) and 16 of the Exchange Act, Messrs. Lichtenstein and Howard are members of a Section 13(d) group with respect the shares of Common Stock described in this Footnote 3, pursuant to which they collectively and beneficially own 35.8% of our outstanding shares of Common Stock. For more information, see Footnotes 8 and 10.

(4)      Mr. Fenton directly owns 59,686 shares of Common Stock.

(5)      Mr. Kassan directly owns 54,784 shares of Common Stock.

(6)      Mr. Martin has been nominated as a Director for election at the Annual Meeting, succeeding Ms. Molland.

(7)      Ms. Molland directly owns 29,443 shares of Common Stock. Ms. Molland has chosen not to stand for reelection at the Annual Meeting.

(8)      Mr. Lichtenstein directly owns 186,563 shares of Common Stock. The reported number also includes 6,428 shares of Common Stock owned directly by SPL, of which Mr. Lichtenstein is the Chief Executive Officer and a control person. Accordingly, by virtue of the Mr. Lichtenstein’s relationship with SPL, Mr. Lichtenstein may be deemed to beneficially own the shares of Common Stock of the Company owned directly by SPL. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock of the Company owned directly by SPL except to the extent of his pecuniary interest therein. Mr. Lichtenstein is a member of the Section 13(d) group described in Footnote 3 above. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock of the Company owned directly by the other members of the Section 13(d) group except to the extent of his pecuniary interest therein.

(9)      Mr. Wald directly owns 56,739 shares of Common Stock.

(10)    Mr. Howard directly owns 102,664 shares of Common Stock. Mr. Howard is a member of the Section 13(d) group described in Footnote 3. Mr. Howard disclaims beneficial ownership of the shares of Common Stock of the Company owned directly by the other members of the Section 13(d) group except to the extent of his pecuniary interest therein.

(11)    Ms. Simril directly owns 25,819 shares of Common Stock.

(12)    Mr. Khalil directly owns 7,459 shares of Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We describe in this section all reportable related person transactions to which we were or have been party since August 1, 2021. As of the Record Date, Steel Holdings, directly and indirectly, owned approximately 84.9%, and, when combined with its affiliated entities and individuals who are members of a Section 13(d) group with Steel Holdings and its affiliated entities, 86.0%, of our outstanding Common Stock. Each of Mr. Lichtenstein, our Interim Chief Executive Officer, a Director and the Executive Chairman of our Board, and Mr. Howard, a member of our Board, is a member of this Section 13(d) group. For more information, see “Security Ownership of Certain Beneficial Owners and Management” Additionally, Mr. Lichtenstein is the Executive Chairman of Steel Holdings GP and Mr. Howard is the President and a director of Steel Holdings GP.

Related Person Transaction Policies and Procedures

Pursuant to our Audit Committee charter, our Audit Committee has the sole and direct responsibility and authority to administer our related person transaction policies and procedures. All related person transactions, within the meaning of the applicable Nasdaq Rules and Item 404(a) of Regulation S-K, are expected to receive the approval of the Audit Committee (or, in the event it is inappropriate for the Audit Committee to review such transaction due to a conflict of interest or otherwise, by other independent directors of our Board). Under its procedures, the Audit Committee (or other subset of independent directors of our Board) considers all facts and information that are available and deemed relevant by it, including, but not limited to, whether the transaction is on terms no less favorable than the terms generally available to an unaffiliated third person under the same or similar circumstances, as well as the extent of the related person’s interest in the transaction.

In addition, our Code of Business Conduct and Ethics prohibits Directors, officers and employees from entering into transactions or relationships amounting to conflicts of interest, which are defined to arise when such officer, Director or employee of the Company takes action or has an interest that prevents them from performing their Company duties and responsibilities honestly, impartially, objectively and effectively. Individuals are responsible for disclosing any transaction or relationship that could reasonably give rise or appear to give rise to a conflict of interest, in the case of employees, to the Legal Department, and in the case of Directors and officers, to the Board, which, in each case, is responsible for determining whether a conflict of interest exists.

Reportable Related Person Transactions

Transactions Relating to the Series E Preferred Stock

Transfer and Exchange Agreement

On April 30, 2023, the Company and Steel Holdings, Steel Excel, Inc. (“Steel Excel”), and WebFinancial (together with Steel Excel, the “Exchanging Parties”), entered into a Transfer and Exchange Agreement (the “Exchange Agreement”). Pursuant to the Exchange Agreement, on May 1, 2023, the Exchanging Parties exchanged an aggregate of 3,597,744 shares of common stock, par value $0.10 per share, of Aerojet Rocketdyne Holdings, Inc. (the “Aerojet Shares”) held by the Exchanging Parties for 3,500,000 shares of newly created Series E Preferred Stock (such exchange and related transactions, the “Transaction”).

Pursuant to the Exchange Agreement, the Company held a special stockholders’ meeting on June 6, 2023 (the “Special Meeting”) to consider and vote upon the rights of the Series E Preferred Stock to vote and receive dividends together with the Common Stock on an as-converted basis and the issuance of the Common Stock upon conversion of the Series E Preferred Stock by the holders at their option, pursuant to the rules and regulations of Nasdaq (the “Nasdaq Proposal”). Upon approval of the Nasdaq Proposal by the Company’s stockholders at the Special Meeting, the Series E Preferred Stock became convertible into an aggregate of 19,809,784 shares of Common Stock, subject to adjustment as set forth in the Certificate of Designations (as defined below), and now votes together with the Common Stock and participates in any dividends paid on the Common Stock (except as described below), in each case, on an as-converted basis.

Stockholders’ Agreement

Concurrently with the execution of the Exchange Agreement, the Company, Steel Holdings, Steel Excel, WebFinancial, WHX CS, LLC, WF Asset Corp., Steel Partners Ltd., Warren G. Lichtenstein and Jack L. Howard (together, the “SP Investors”) entered into a Stockholders’ Agreement dated as of April 30, 2023 (the “Stockholders’ Agreement”).

Pursuant to the Stockholders’ Agreement, the parties agreed to the following relating to the governance of the Company:

(i)     the Board shall consist of seven directors;

(ii)    the Board shall maintain such committees as may be required by SEC rules and regulations and the applicable rules and listing standards of the applicable stock exchange, including an audit committee consisting of at least three independent directors (the “Independent Audit Committee”);

(iii)   if the Company ceases to be an SEC reporting company prior to the date that any person or group of related persons owns 100% of equity securities of the Company (the “Final Sunset Date”), the Board shall have an audit committee comprised of at least three directors, with at least one member that qualifies as an independent director under SEC and applicable exchange requirements, and all remaining directors must not be affiliated with the reporting persons (the “Disinterested Audit Committee”);

(iv)   the Company will create a transaction committee comprised of directors and senior management of the Company that will propose, consider and evaluate potential strategic transactions for the Company that increase stockholder value; and

(v)    the charter and bylaws of the Company shall not be amended in any manner inconsistent with, or which would nullify or impair the terms of, the Stockholders’ Agreement prior to the date specified in the Stockholders’ Agreement without the prior approval of the Independent Audit Committee or Disinterested Audit Committee, as applicable.

The Stockholders’ Agreement further provides that (A) prior to September 1, 2025, the prior approval of the Independent Audit Committee or the Disinterested Audit Committee, as applicable, is required for the following: (i) a voluntary delisting of the Common Stock from the applicable stock exchange or a transaction (including a merger, recapitalization, stock split or otherwise) which results in the delisting of the Common Stock, the Company ceasing to be an SEC reporting company, or the Company filing a Form 25 or Form 15 or any similar form with the SEC; (ii) an amendment of the STCN Management Services Agreement (as defined below); and (iii) any related party transaction between the Company and the SP Investors and their subsidiaries and affiliates; (B) prior to September 1, 2028, the prior approval of the Independent Audit Committee or the Disinterested Audit Committee, as applicable, is required for the Board to approve a going-private transaction pursuant to which Steel Holdings or its subsidiaries or affiliates acquires the outstanding Common Stock they do not own (or any alternative transaction that would have the same impact); and (C) until the Final Sunset Date, the prior approval of the Independent Audit Committee or the Disinterested Audit Committee, as applicable, is required (i) for the Board to approve a short-form or squeeze-out merger between the Company and the SP Investors; or (ii) prior to any transfer of equity interests in the Company by the members of the SP Group (as defined in the Stockholders’ Agreement) if such transfers would result in 80% of the voting power and value of the equity interests in the Company that are held by the members of the SP Group being held by one corporate entity.

The Stockholders’ Agreement also provides that 70% of the net proceeds received by the Company upon resolution of the Reith v. Lichtenstein, et al., C.A. No. 2018-0277-MTZ (Del. Ch. 2018) class and derivative action will be distributed to the Company’s stockholders, with the SP Investors agreeing to waive their portion of any such distribution to the extent of any Common Stock held as of the date of the Stockholders’ Agreement or issuable upon conversion of the Series E Preferred Stock held by the SP Investors and the Series C Preferred Stock and the Convertible Senior Note.

Any amendment of the Stockholders’ Agreement by the Company prior to the Final Sunset Date requires the approval of the Independent Audit Committee or the Disinterested Audit Committee, as applicable.

Voting Agreement

Concurrently with the execution of the Exchange Agreement, the Company and the SP Investors entered into a Voting Agreement, dated as of April 30, 2023 (the “Voting Agreement”). Pursuant to the terms and conditions set forth in the Voting Agreement, each SP Investor has agreed to do the following: (i) vote, or cause to be voted, at the Special Meeting all securities of the Company beneficially owned by each such SP Investor for the approval of the Nasdaq Proposal and against any transaction or proposal that may delay, impair or nullify the approval of the Nasdaq Proposal; (ii) not enter into an agreement to vote in a manner inconsistent with the foregoing; and (iii) not transfer such Common Stock and Subject Shares (as defined in the Stockholders’ Agreement), without the prior consent of the Company’s audit committee, subject to certain standard exceptions. The SP Investors approved the Nasdaq Proposal at the Special Meeting.

Series E Preferred Stock

The powers, designations, preferences and other rights of the shares of the Series E Preferred Stock are set forth in the Certificate of Designation establishing the Series E Preferred Stock (the “Certificate of Designations”), filed by the Company with the Delaware Secretary of State on May 1, 2023.

The Series E Preferred Stock has a liquidation preference equal to $58.1087 per share. Holders of shares of Series E Preferred Stock (the “Holders” and each, a “Holder”) are not entitled to receive any dividends or other distributions from the Company. Following the date on which stockholder approval is obtained at the Company Stockholder Meeting, the Holders are entitled to participate equally and ratably with the holders of shares of the Common Stock in all dividends or other distributions on the shares of the Common Stock.

The Company does not have any right to redeem the Series E Preferred Stock and the Holders do not have any right to cause the Company to redeem the Series E Preferred Stock.

Each Holder may, at their option, convert all or any shares of Series E Preferred Stock held by such Holder into the Common Stock based on a conversion price of $10.2667 for the Series E Preferred Stock.

Prior to receipt of stockholder approval for the Nasdaq Proposal at the Special Meeting, the Series E Preferred Stock was non-voting and did not have the right to vote on any matters presented to the stockholders of the Company. Following stockholder approval of the Nasdaq Proposal at the Special Meeting, each Holder became entitled to vote with holders of the Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Company for their action or consideration. In any such vote, each holder of the Series E Preferred Stock is entitled to a number of votes equal to the largest number of whole shares of the Common Stock into which all shares of the Series E Preferred Stock held of record by such Holder is convertible as of the record date for such vote.

The Board, acting on the unanimous recommendation of a strategic planning committee consisting solely of independent and disinterested directors of the Company (the “Strategic Planning Committee”), approved the Transaction. The Strategic Planning Committee exclusively negotiated the terms of the Transaction with Steel Holdings, with the assistance of its independent legal counsel and financial advisors, which also issued a fairness opinion with respect to the Transaction.

Convertible Senior Note Transaction

On February 28, 2019, the Company entered into that certain 7.50% Convertible Senior Note Due 2024 Purchase Agreement with SPHG Holdings, whereby SPHG Holdings (which is controlled by Steel Holdings) agreed to loan the Company $14.9 million in exchange for the Convertible Senior Note, issued to SPHG Holdings (the “Convertible Senior Note Transaction”). The Convertible Senior Note bears interest at the rate of 7.50% per year, payable semi-annually in arrears on March 1 and September 1 of each year, beginning on September 1, 2019. On March 9, 2023, the Convertible Senior Note was amended (the “Convertible Senior Note Amendment”). Pursuant to the Convertible Senior Note Amendment, the maturity date of the Convertible Senior Note was extended six months to September 1, 2024. In addition, the Company repaid $1.0 million in principal amount of the Convertible Senior Note and repaid an additional $1.0 million principal amount of the note on the three-month anniversary of the Convertible Senior Note Amendment. In connection with the Convertible Senior Note Amendment, the Company paid a cash amendment fee of $0.1 million. As of April 30, 2023, the Company had made interest payments in the amounts of $4.5 million and had $14.9 million in aggregate principal amount outstanding.

The Convertible Senior Note is convertible into shares of the Company’s Common Stock at a conversion rate of 5.1356 shares of Common Stock per $1,000 principal amount of the Convertible Senior Note (which is equivalent to a conversion price of approximately $22.1555 per share), subject to adjustment upon the occurrence of certain events. The conversion price represents a conversion premium of 25% over the volume weighted average price of the Company’s Common Stock for the 20-trading-day-period ending February 27, 2019.

The holder of the Convertible Senior Note has the right to require the Company to repurchase the Convertible Senior Note upon the occurrence of certain fundamental changes, subject to certain conditions, at a repurchase price equal to 100% of the principal amount of the Convertible Senior Note plus accrued and unpaid interest. The Company will have the right to elect to cause the mandatory conversion of the Convertible Senior Note in whole, and not in part, at any time on or after March 6, 2022, subject to certain conditions, including that the stock price of the Company exceeds a certain threshold.

Our Board established a special committee, consisting solely of independent directors not affiliated with Steel Holdings, to review and consider a financing transaction including a transaction with Steel Holdings. The terms and conditions of the Convertible Senior Note Transaction were determined by the special committee to be fair and in the best interests of the Company, and the special committee recommended that the Board approve the Convertible Senior Note Transaction and the transactions contemplated thereby.

Abandoned Merger with Steel Holdings

On June 12, 2022, the Company, Steel Holdings and SP Merger Sub, Inc., a wholly owned subsidiary of Steel Holdings (“Merger Sub”), entered into an agreement and plan of merger (the “Merger Agreement”), pursuant to which Merger Sub would merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Steel Holdings. The Merger Agreement provided that each share of the Company’s Common Stock issued and outstanding immediately prior to the effective time of the Merger (other than dissenting shares and shares owned by the Company, Steel Holdings or any of their respective subsidiaries) would, subject to the terms and conditions set forth in the Merger Agreement, be converted into the right to receive (i) $1.35 in cash, without interest (on a pre-Reverse/Forward Stock Split basis), and (ii) one contingent value right to receive a pro rata share of the proceeds received by the Company, Steel Holdings or any of their affiliates with respect to the sale, transfer or other disposition of all or any portion of the assets currently owned by ModusLink (as defined below) within two years of the Merger’s closing date, to the extent such proceeds exceeded $80 million plus certain related costs and expenses.

Steel Holdings and certain of its affiliates also entered into a Voting and Support Agreement with the Company, dated as of June 12, 2022 (the “Voting and Support Agreement”), pursuant to which, among other things, Steel Holdings and such affiliates agreed to vote all shares of Common Stock and Series C Preferred Stock beneficially owned by them in favor of the adoption of the Merger Agreement and the Merger and any alternative acquisition agreement approved by the Company’s Board (acting on the recommendation of the special committee (the “Special Committee”) of independent and disinterested directors formed to consider and negotiate the terms and conditions of the Merger and to make a recommendation to our Board).

Our Board, acting on the unanimous recommendation of the Special Committee, and the Board of Steel Holdings GP (the general partner of Steel Holdings) approved the Merger Agreement and the transactions contemplated by the Merger Agreement (such transactions, collectively, the “Transactions”) and resolved to recommend that the stockholders adopt the Merger Agreement and approve the Transactions. The Special Committee, which is comprised solely of independent and disinterested directors of the Company who are unaffiliated with Steel Holdings, exclusively negotiated the terms of the Merger Agreement with Steel Holdings, with the assistance of its independent financial and legal advisors.

On November 15, 2022, Steel Holdings terminated the Merger Agreement. The Merger Agreement was terminated following the 2021 annual meeting of stockholders of the Company, at which the proposal to adopt the Merger Agreement was (a) approved by the affirmative vote of two groups of stockholders whose approval was required for closing of the Merger under the Merger Agreement, namely, the holders of (i) a majority of the outstanding shares of Series C Preferred Stock, and (ii) a majority in voting power of the issued and outstanding shares of Common Stock and Series C Preferred Stock (voting on an as-converted basis), voting together as a single class, but (b) not approved by the remaining group of stockholders whose vote was required for closing of the Merger under the Merger Agreement, namely, a majority of the outstanding shares of Common Stock not owned, directly or indirectly, by Steel Holdings and Merger Sub, any other officer or Director of the Company or any other person having any equity interest in, or any right to acquire any equity interest in, Merger Sub or any person of which Merger Sub is a direct or indirect subsidiary. As a result of the termination of the Merger Agreement, the Voting and Support Agreement automatically terminated pursuant to its terms.

STCN Management Services Agreement

On June 14, 2019, the Company entered into a management services agreement (as amended, the “STCN Management Services Agreement”) with Steel Services, an indirect wholly-owned subsidiary of Steel Holdings, effective as of June 1, 2019. The STCN Management Services Agreement superseded all prior agreements between the Company and Steel Services. Pursuant to the STCN Management Services Agreement, Steel Services (a wholly-owned subsidiary of Steel Holdings) provides the Company and its subsidiaries with the non-exclusive services of a person or people to serve in various positions or functions, and perform duties normally associated with those specific or substantially equivalent positions or functions for the Company, including legal and environmental, health and safety, management (including CEO services), finance and treasury, human resources, “lean,” internal audit, mergers and acquisitions, and information technology (the “Services”).

The STCN Management Services Agreement provides that the Company will pay Steel Services a fixed monthly fee in consideration of the Services and will reimburse Steel Services and its representatives for all reasonable expenses incurred in providing the Services. Additionally, Steel Services shall, to the extent legally permissible, earn a reasonable success fee to be mutually agreed upon by the parties for any acquisition, divestiture, or financing transaction completed by the Company during the term of the STCN Management Services Agreement. The fixed monthly fee was originally $282,000. Effective February 25, 2022, following the disposition of IWCO Direct Holding Inc. and its indirect subsidiaries (“IWCO Direct”) (as described in “Item 1. Business-Disposition of IWCO Direct” in the 2022 Annual Report), the parties agreed to amend the monthly fee by the portion of the fee attributable to IWCO Direct, thus reducing it to $101,920, as reflected in Amendment No. 1 to the STCN Management Services Agreement, dated October 27, 2022.

The STCN Management Services Agreement was renewed for an additional one-year period on December 31, 2020 and will automatically renew for successive one-year periods (each such period, a “Term”) unless and until terminated: (i) by either party, effective on the last day of the current Term, upon not less than 90 days’ written notice to the other; (ii) by the Company, at any time, on less than 90 days’ notice (provided that, in the case of (i) or (ii), the Company pays a termination fee to Steel Services as provided in the STCN Management Services Agreement, which fee shall equal 125% of the fees due under the STCN Management Services Agreement from and including the termination date until the 90th day following the date of such termination); (iii) immediately upon the bankruptcy or dissolution of Steel Services; (iv) promptly by the Company upon a material breach of the STCN Management Services Agreement by Steel Services; or (v) immediately by the Company for Cause (as defined in the STCN Management Services Agreement).

In April 2019, the Board authorized a special committee, which consists solely of independent Directors not affiliated with Steel Holdings or its affiliates, to review, negotiate, approve or reject transactions between the Company and Steel Holdings or its affiliates. The special committee reviewed, considered and recommended for approval by the Board the STCN Management Services Agreement, its renewal and its amendment, each of which was subsequently approved by the Board, with directors affiliated with Steel Services or its affiliates abstaining. In performing the Services, Steel Services is subject to the supervision and control of the special committee and is to report to the special committee and/or such other person designated by the special committee.

The STCN Management Services Agreement provides that we will reimburse Steel Services and its representatives for all reasonable expenses incurred in providing the Services. Steel Services incurred reimbursable expenses of approximately $1.7 million for the first nine months of Fiscal 2023 and $3.1 million and $4.3 million for Fiscal 2022 and Fiscal 2021, respectively, under the STCN Management Services Agreement. For the first nine months of Fiscal 2023, amounts due to Steel Services (which were the fixed monthly fees) were $0.7 million, and for Fiscal 2022 and Fiscal 2021, amounts due to Steel Services (which were the fixed monthly fees) were $1.0 million and $0.9 million, respectively.

Air Travel

We also reimburse SP General Services, LLC (an affiliate of Steel Holdings), rather than Steel Services, for expenses for business-related air travel, which relates to services provided to us under the STCN Management Services Agreement. For the first nine months of Fiscal 2023 and for all of Fiscal 2022, SP General Services, LLC did not incur any expenses for such business-related air travel. For Fiscal 2021, SP General Services, LLC incurred reimbursable expenses of $0.3 million for such business-related air travel.

Delaware Litigation Settlement

On April 13, 2018, a purported shareholder, Donald Reith (“Plaintiff’), filed a verified complaint, Reith v. Lichtenstein, et al., 2018-277 (Del. Ch.) in the Delaware Court of Chancery. The complaint alleges class and derivative claims for breach of fiduciary duty and/or aiding and abetting breach of fiduciary duty and unjust enrichment against the Board, Warren G. Lichtenstein, Glen M. Kassan, William T. Fejes, Jack L. Howard, Jeffrey J. Fenton, Philip E. Lengyel and Jeffrey S. Wald, and stockholders Steel Holdings, Steel Holdings, Ltd., SPHG Holdings, Handy & Harman Ltd. and WHX CS Corp. (collectively, the “Steel Parties”) in connection with the acquisition of $35.0 million of the Series C Preferred Stock by SPHG Holdings and equity grants made to Messrs. Lichtenstein, Howard and Fejes on December 15, 2017 (collectively, the “Challenged Transactions”). The Company is named as a nominal defendant. The complaint alleges that although the Challenged Transactions were approved by a special committee consisting of the independent members of the Board (Messrs. Fenton and Wald, as well as Mr. Philip E. Lengyel), the Steel Parties dominated and controlled the special committee, who approved the Challenged Transactions in breach of their fiduciary duty. Plaintiff alleges that the Challenged Transactions unfairly diluted stockholders and therefore unjustly enriched Steel Holdings, SPHG Holdings and Messrs. Lichtenstein, Howard and Fejes. The complaint also alleges that the Board made misleading disclosures in the Company’s proxy statement for the 2017 Annual Meeting of Stockholders in connection with seeking approval to amend the 2010 Incentive Award Plan to authorize the issuance of additional shares to accommodate certain shares underlying the equity grants. Remedies requested include rescission of the Series C Preferred Stock and equity grants, disgorgement of any unjustly obtained property or compensation and monetary damages. On June 8, 2018, defendants moved to dismiss the complaint for failure to plead demand futility and failure to state a claim. On June 28, 2019, the court denied most of the motion to dismiss allowing the matter to proceed. The defendants answered the complaint on September 6, 2019, denying all liability.

On August 13, 2021, the Company, together with certain of its current and former Directors, Warren Lichtenstein, Glen Kassan, William Fejes, Jr., Jack Howard, Jeffrey Fenton and Jeffrey Wald, as well as other named defendants (collectively, the “Defendants”), entered into a memorandum of understanding (the “MOU”) with Plaintiff in connection with the settlement of the class and derivative action. A definitive Stipulation of Settlement (the “Stipulation”) incorporating the terms of the MOU was filed with the court on February 18, 2022. Pursuant to the MOU and Stipulation, and contingent on approval of the terms by the court, the Defendants agreed to cause their directors’ and officers’ liability insurance carriers to pay to the Company $2.75 million in cash.

Additionally, under the MOU and separate letter agreements between the Company and such individuals (the “Surrender Agreements”), Messrs. Lichtenstein, Howard and Fejes agreed to surrender to the Company an aggregate 3.3 million shares of Common Stock that they had initially received in December 2017 in consideration for services to the Company. The surrenders and cancellations are in the following amounts: for Mr. Lichtenstein, 1,833,333 vested shares and 300,000 unvested shares; for Mr. Howard, 916,667 vested shares and 150,000 unvested shares; and for Mr. Fejes, 100,000 vested shares. In August 2021, Mr. Lichtenstein and Mr. Howard surrendered the shares required under the MOU, the Stipulation and their respective Surrender Agreements, and in December 2021, Mr. Fejes did the same. All such shares were subsequently cancelled. Pursuant to the MOU and Stipulation, the Company has also agreed to pay the Plaintiff’s counsel legal fees for this matter in an amount up to $2.05 million, if approved by the court.

After the parties filed papers in support of court approval of the settlement, and an objector filed papers in opposition to approval of the settlement, and after hearings held on August 12 and August 18, 2022, the parties submitted an amendment to the Stipulation: (i) increasing the proposed total contribution of the insurers to $3 million; (ii) reducing Plaintiff’s counsel’s fee request to $1.6 million; and (iii) providing that if the then pending proposed Merger was consummated, the $3 million, minus fees awarded to Plaintiff’s counsel and costs of distribution of up to $125,000, would be distributed to the holders of eligible shares of Common Stock (as defined in the Merger Agreement governing the Merger), other than the Defendants; provided, however, that no distribution is required to be made to any holder whose proportionate share of the distribution would be less than $1.00. On September 23, 2022, the court ruled that it was denying approval of the settlement. At the court’s instruction, the parties provided a status report on October 24, 2022, reporting that the vote on the proposed Merger had been postponed to October 28, 2022, and proposing to file a revised status report on November 23, 2022. The parties filed the status report on November 23, 2022, reporting that due to the termination of the proposed Merger on November 15, 2022, the parties were conferring on the next steps, and therefore proposed providing another status report within 30 days, or on other such date as the court may order. On November 28, 2022, the court issued a minute order advising that no further status updates were required to be filed in the matter and noting that the court would remain available to hear requests for relief as needed. The possible recovery, if any, with respect to this dispute cannot be determined as of the date of this Proxy Statement.

Employment of Mr. Martin

From August 2020 until March 2022, Mr. Martin was General Counsel and Chief Compliance Officer of the Company. Mr. Martin, whose services as our General Counsel and Chief Compliance Officer were provided to us by our manager Steel Services pursuant to the STCN Management Services Agreement and who was employed and compensated by Steel Services, was not separately compensated by us in this role. Steel Services has informed us that it cannot identify the portion of the cash compensation paid by Steel Services to Mr. Martin that relates solely to his service as a former executive officer to us, as Steel Services does not provide cash compensation to its employees specifically for such service.

EXECUTIVE OFFICERS

Officers are elected annually by the Board and serve at the discretion of the Board. Set forth below is information regarding the executive officers of the Company as of the date of this Proxy Statement.

Name	Age	Principal Position	Officer Since
Warren G. Lichtenstein(1)(2)	57	Interim Chief Executive Officer Director and Executive Chairman	December 2018 – Present June 2016 – Present
Jason Wong	53	Chief Financial Officer	April 2021 – Present
Fawaz Khalil	53	President, Chief Executive Officer of ModusLink Corporation (“ModusLink”)	June 2020 – Present

____________

(1)      Mr. Lichtenstein assumed the additional role of Interim Chief Executive Officer of the Company effective December 4, 2018. Mr. Lichtenstein had previously served as the Company’s Interim Chief Executive Officer from March 28, 2016, to June 17, 2016.

(2)      Mr. Lichtenstein’s biographical information is provided above in the section entitled, “Class I Directors Continuing in Office until the 2023 Annual Meeting of Stockholders.”

Jason Wong.    Mr. Wong was appointed as Chief Financial Officer of the Company effective April 19, 2021. Mr. Wong has also served as the Chief Financial Officer of Steel Holdings since April 18, 2021. Prior to his appointment, Mr. Wong was at Tiffany & Co., where he was the Vice President-Treasurer & Investor Relations beginning in April 2019, and Vice President-Treasurer, from March 2017 to April 2019. Prior to Tiffany & Co., Mr. Wong was with Newell Brands Inc./Jarden Corp. as the Chief Administrative Officer for Europe, from September 2015 to July 2016, and as Senior Vice President and Treasurer, from December 2004 to August 2015. Mr. Wong holds a Master in Business Administration from Columbia University as well as a Bachelor of Science in Economics and a Bachelor of Arts in Biological Bases of Behavior, both from the University of Pennsylvania.

Fawaz Khalil.    Mr. Khalil has served as President and Chief Executive Officer of ModusLink, our wholly-owned subsidiary, since June 11, 2020. From May 2017 to November 2019, Mr. Khalil was President and Chief Executive Officer of Halco Lighting Technologies, a lighting solutions company. From November 2015 to April 2017, Mr. Khalil was President of Purafil, Inc. and Universal Air Filters (part of The Filtration Group, a global filtration company). From February 2013 to November 2015, Mr. Khalil was Vice President and General Manager of Acuity Brands Lighting Inc., a lighting technology solutions and services company. Mr. Khalil received his Bachelor of Science in Computer Science from the National University of Computing and Emerging Sciences Karachi, a Master of Business Administration in Finance and Banking from the Institute of Business Administration at University of Karachi and a Master in Business Administration in General Management & Strategy from the Darden Graduate School of Business at the University of Virginia.

EXECUTIVE COMPENSATION

This section sets forth certain information required by the rules of the SEC regarding the Fiscal 2022 and Fiscal 2021 compensation of our Named Executive Officers (defined as (i) all individuals who served as, or acted in the capacity of, the Company’s principal executive officer for Fiscal 2022, (ii) the Company’s two most highly compensated executive officers, other than anyone who acted as our principal executive officer, who were serving as executive officers at the end of Fiscal 2022, and (iii) up to two additional individuals who would qualify as the Company’s two most highly compensated executive officers for Fiscal 2022, but for the fact that they were not serving as executive officers at the end of Fiscal 2022). Our Named Executive Officers are as follows:

Name	Principal Position
Warren G. Lichtenstein	Interim Chief Executive Officer, Director and Executive Chairman
Jason Wong	Chief Financial Officer
Fawaz Khalil	President, Chief Executive Officer of ModusLink

Summary Compensation Table

The following table sets forth all compensation awarded to, paid to or earned by our Named Executive Officers for Fiscal 2021 and Fiscal 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(5)		Total ($)
Warren G. Lichtenstein(2)	2022	—	—	100,000	—	125,000		225,000
Interim Chief Executive Officer, Director and Executive Chairman	2021	—	—	75,000	—	124,500		199,500

Jason Wong(3)	2022	—	—	—	—	—		—
Chief Financial Officer

Fawaz Khalil(4)	2022	325,000	169,000	—	—	5,992	(6)	499,992
President, Chief Executive Officer of ModusLink

____________

(1)      Represents the grant date fair value of restricted stock awards, which are calculated in accordance with FASB ASC Topic 718 using the Company’s stock price on the grant date, as discussed in Note 2 to the Consolidated Financial Statements in the Company’s 2022 Annual Report.

(2)      Mr. Lichtenstein is not separately compensated by the Company as its Interim Chief Executive Officer. Mr. Lichtenstein is compensated only for his service as a Director and the Executive Chairman of the Company. For more information, see “Narrative Disclosure to Summary Compensation Table-Messrs. Lichtenstein and Wong.” For the years in this table, Mr. Lichtenstein’s reported compensation as a Director and the Executive Chairman consists of the following: (a) stock awards shown in the “Stock Awards” column in the amounts of (i) $100,000 for Fiscal 2022 (for 68,509 shares of restricted Common Stock granted to all Directors) and (ii) $75,000 for Fiscal 2021 (for 54,836 shares of restricted Common Stock granted to all Directors); and (b) director fees shown in the “All Other Compensation” column of (i) $125,000 for Fiscal 2022 and (ii) $124,500 for Fiscal 2021. For more information, see “Director Compensation-Director Compensation Program.”

(3)      Mr. Wong is not separately compensated by the Company for his service as its Chief Financial Officer, because his services in that role are provided to the Company pursuant to the STCN Management Services Agreement. For more information, see “Narrative Disclosure to Summary Compensation Table-Messrs. Lichtenstein and Wong.”

(4)      For more information, see “Narrative Disclosure to Summary Compensation Table-Mr. Khalil.”

(5)      We reimburse Steel Services (a wholly-owned subsidiary of Steel Holdings) for expenses for business-related air travel of certain of our executive officers whose services are provided to us under the STCN Management Services Agreement. From time to time, family members or other guests may accompany these executive officers on this business-related air travel. No amounts are included in this table for travel by family members and/or other guests since it did not create any reportable incremental cost to the Company.

(6)      Represents (i) payments for life insurance of $1,242 and (ii) employer 401(k) matching cash contributions of $4,750.

Narrative Disclosure to Summary Compensation Table

The compensation paid to the above-named Named Executive Officers during Fiscal 2022 included salaries, bonuses and perquisites as more fully described in the notes to the Summary Compensation Table and below. The principal terms of agreements with Named Executive Officers regarding employment and compensation are set forth below under the section titled “Employment Arrangements of Named Executive Officers.”

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning unvested shares of Common Stock, held by each Named Executive Officer as of July 31, 2022. The market values of the Common Stock reported in this table are calculated based on the closing market price of the Company’s Common Stock on Nasdaq on July 29, 2022 (the last trading day of Fiscal 2022), which was $12.60 per share.

Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Warren G. Lichtenstein	7,340	(1)	92,484	—	—
Jason Wong	—		—	—
Fawaz Khalil	—		—	—	—

____________

(1)      Represents 7,340 shares of restricted stock granted to Mr. Lichtenstein in Fiscal 2022 for his service on our Board. The same number of shares of restricted stock was granted to all Directors in Fiscal 2022. For more information, including the vesting terms, see “Director Compensation-Director Compensation Program.”

Employment Arrangements of Named Executive Officers

We do not have agreements with any of the Named Executive Officers that guarantee employment for a set term and, accordingly, all of the Named Executive Officers are or were employees at will.

Messrs. Lichtenstein and Wong

Mr. Lichtenstein is not separately compensated by us as our Interim Chief Executive Officer. Additionally, Mr. Wong, whose services as our Chief Financial Officer are provided to us by our manager Steel Services pursuant to the STCN Management Services Agreement and who is employed and compensated by Steel Services, is not separately compensated by us as our Chief Financial Officer. For more information, see, “Certain Relationships and Related Transactions.” Steel Services has informed us that it cannot identify the portion of the cash compensation paid by Steel Services to Mr. Wong that relates solely to his service as an executive officer to us, as Steel Services does not provide cash compensation to its employees specifically for such service. Subject to the discretion of our Board and/or Compensation Committee, however, each of Messrs. Lichtenstein and Wong may receive compensation from us for service payable in future years. Additionally, Mr. Lichtenstein receives compensation from us for his service as our Director and the Executive Chairman, pursuant to our director compensation program, as described below under the section titled “Director Compensation-Director Compensation Program.”

Mr. Khalil

The compensation paid to Mr. Khalil during Fiscal 2022 included a base salary and cash bonus. As with other individuals we employ to provide services to us, the base salary payable to Mr. Khalil is intended to provide a fixed component of compensation reflecting his skill set, experience, role and responsibilities. From time to time, Mr. Khalil may also receive incentive-based compensation, including in the form of an annual cash bonus. For Fiscal 2022, the amount of Mr. Khalil’s cash bonus was determined by the Compensation Committee in its discretion, based on both his individual performance and the overall performance of the Company. We do not have any agreements with Mr. Khalil that guarantee employment for a set term, and accordingly, he is an employee at will.

Potential Payments Upon Termination or Change-in-Control

There were no agreements or arrangements providing for payments or benefits in the event of termination of employment of any of our Named Executive Officers as of July 31, 2022. For the effect of termination on Mr. Lichtenstein’s outstanding restricted stock awards as a Director and the Executive Chairman of the Company, see “Director Compensation-Director Compensation Program”

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between (i) executive compensation “actually paid” (as computed in accordance with SEC rules) to our named executive officers and (ii) certain aspects of financial performance of the Company. The Compensation Committee does not in practice use “compensation actually paid” as the basis for making compensation decisions. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation.” The below disclosure is provided only to comply with applicable SEC rules. Additionally, we have opted to comply with the rules applicable to “smaller reporting companies,” as such term is defined in Rule 12b-2 under the Exchange Act.

Pay versus Performance Table

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for non-PEO Named Executive Officers(2)	Average Compensation Actually Paid to non-PEO Named Executive Officers(3)	Value of Initial Fixed $100 Investment Based On:(4) Total Shareholder Return	Net Loss (in thousands)
2022	$225,000	$86,983	$499,992	$471,992	$154.72	$10,968
2021	$199,500	$188,619	$444,170	$705,513	$258.49	$44,391

____________

(1)      During Fiscal 2022 and Fiscal 2021, our principal executive officer (“PEO”) was Warren G. Lichtenstein.

(2)      Our non-PEO named executive officers during Fiscal 2022 were Jason Wong and Fawaz Khalil. Our non-PEO named executive officers during Fiscal 2021 were John Ashe and Joseph B. Sherk.

(3)      Compensation “actually paid” (“CAP”) is calculated in accordance with Item 402(v) of Regulation S-K. For Messrs. Lichtenstein, Khalil and Ashe, the adjustments in the table below were made to their total compensation reported in the Summary Compensation Table for each year to determine the CAP. No adjustments were made to Messrs. Wong and Sherk’s compensation reported in the Summary Compensation Table to calculate the CAP, as they did not have any outstanding equity awards during the covered years. In the table below, the unvested equity values are computed in accordance with the methodology also used for financial reporting purposes.

Adjustments to Determine Compensation “Actually Paid”	2022 – PEO	2021 – PEO	2022 – non-PEO	2021 – non-PEO
Deduction for amounts reported under the “Stock Awards” column in the Summary Compensation Table	$(100,000)	$(75,000)	—	—
Increase for fair value of awards granted during year that remain outstanding as of covered year end	$(8,399)	$28,264	—	—
Increase/deduction for change in fair value from prior year-end to covered year-end of awards granted prior to covered year that were outstanding and unvested as of year-end	—	—	—	$274,000
Increase/deduction for change in fair value from prior year-end to vesting date of awards granted prior to covered year that vested during covered year	$(29,618)	$35,855	$(28,000)	$294,000
Total adjustments	$(138,017)	$(10,881)	$(28,000)	$568,000

(4)      Total shareholder return (“TSR”) is cumulative for the measurement periods beginning on July 31, 2020 and ending on July 31 of each of 2021 and 2022, respectively. The TSR assumes $100 invested in our Common Stock at the close of business on July 31, 2020, and assumes the reinvestment of all dividends, if any.

Relationship between “Compensation Actually Paid” and Performance

The following graphs address the relationship between “compensation actually paid” as disclosed in the Pay Versus Performance Table and:

•        the Company’s cumulative TSR; and

•        the Company’s net loss.

Relationship between CAP and GAAP Net Loss
Compensation Actually Paid
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$-
$(5,000)
$(10,000)
$(15,000)
$(20,000)
$(25,000)
$(30,000)
$(35,000)
$(40,000)
$(45,000)
$(50,000)
Net Loss ($000s)
$(10,968)
$(44,391)
2021
2022
PEO
Average for Non-PEO NEOs
Net Loss ($000)

Relationship between CAP and TSR
Compensation Actually Paid
Total Shareholder Return
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$270.00
$260.00
$250.00
$240.00
$230.00
$220.00
$210.00
$200.00
$190.00
$180.00
$170.00
$160.00
$150.00
$258.49
$154.72
2021
2022
PEO
Average for Non-PEO NEOs
Company TSR

DIRECTOR COMPENSATION

The table below sets forth certain information concerning the Fiscal 2022 compensation of our Directors. For information regarding Mr. Lichtenstein’s Fiscal 2022 compensation as a Director, see the “Summary Compensation Table” and for his outstanding equity awards of the end of Fiscal 2022, see “Outstanding Equity Awards at Fiscal-Year End.”

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Jeffrey J. Fenton	66,500	100,886	—	167,386
Glen M. Kassan	58,500	100,886	—	159,386
Maria U. Molland(1)	66,000	100,886	—	166,886
Jeffrey S. Wald	73,000	100,886	—	173,886
Renata Simril	62,000	100,886	—	162,886
Jack L. Howard	59,500	100,886	—	160,386

____________

(1)      The amounts shown in the “Stock Awards” column represent the aggregate grant date fair value of restricted stock awards, which are calculated in accordance with FASB ASC Topic 718 using the Company’s stock price on the grant date, as discussed in Note 2 to the Consolidated Financial Statements in the Form 10-K. Each Director received 68,509 shares of restricted Common Stock for Fiscal 2022, which consisted of four grants made on each of October 1, 2021, January 1, 2022, April 1, 2022 and July 1, 2022 pursuant to the 2020 Stock Incentive Compensation Plan (the “2020 Incentive Plan”). Each of these grants was unvested as of July 31, 2022, and vests a year from the grant date, provided that the individual remains a director of the Company through the vesting date. For more information, see “Director Compensation Program.”

          As a result, as of July 31, 2022, the Directors held outstanding awards of unvested restricted stock in the following amounts: Mr. Fenton: 7,340; Mr. Kassan: 7,340; Ms. Molland: 7,340; Mr. Wald: 7,340; Ms. Simril: 7,340; and Mr. Howard: 7,340. Ms. Molland has chosen not to stand for reelection at the Annual Meeting.

Director Compensation Program

All Directors of the Company receive a combination of cash compensation and equity in the form of restricted stock awards on an annual basis. In addition, all of the Directors of the Company receive reimbursement of expenses incurred with respect to attendance at meetings of the Board and meetings of committees thereof, which amounts are not included in the above table.

Each participating Director who serves as a Director during any fiscal quarter receives a payment for such quarter of $12,500, with a pro rata fee applicable to service for less than a whole quarter (provided, however, that any Director who serves as the non-executive Chairman of the Board during any fiscal quarter receives a payment for such quarter of $28,750 instead of $12,500, with a pro rata fee applicable to service for less than a whole quarter). Each participating Director who serves as the chairperson of a committee of the Board during any fiscal quarter receives a payment of $1,250 (provided, however, that the chairperson of the Audit Committee during any fiscal quarter receives a payment of $2,500, in each such case with a pro rata fee applicable to service for less than a whole quarter). Each participating Director who attends a telephonic meeting of the Board or a committee thereof receives a meeting fee of $500. Each participating Director who attends a meeting of the Board or a committee thereof, where a majority of the Directors attend such meeting in person, receives a meeting fee of $1,000. In addition, each Director receives restricted stock awards for shares of Common Stock with an aggregate fair market value equal to approximately $100,000 per year, divided in equal quarterly grants, provided that such Director is serving as a Director on the applicable grant date. These number of shares underlying each grant is determined based on the volume weighted average of the closing sale prices of our Common Stock on Nasdaq for the 20-trading-day period ending immediately prior to the grant date. These awards vest on the first anniversary of the grant date, provided that the Director remains a director of the Company on the applicable vesting date. Notwithstanding the foregoing, if a Director’s service terminates, all unvested awards will be forfeited immediately (except if due to death or disability, in which case all unvested awards will become immediately vested), unless otherwise determined by the Compensation Committee.

Certain of the Company’s Directors have each entered into indemnification agreements with the Company, pursuant to which the Company shall indemnify the Director to the fullest extent authorized or permitted by applicable law in the event that the Director is involved in any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether brought by or in the right of the Company or by any other party and whether of a civil, criminal, administrative or investigative nature, by reason of the fact that the Director is or was a Director of the Company, or is or was serving at the request of the Company as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses, judgments, fines and penalties, provided that the Director shall not have been finally adjudged to have engaged in willful misconduct or to have acted in a manner which was knowingly fraudulent or deliberately dishonest, or had reasonable cause to believe that his or her conduct was unlawful.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board has reviewed and discussed the Company’s audited financial statements for Fiscal 2022 with the Company’s management.

The Audit Committee has discussed with BDO USA, LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee has received the written disclosures and the letter from BDO USA, LLP required by the applicable requirements of PCAOB regarding BDO USA, LLP’s communications with the Audit Committee concerning independence. The Audit Committee discussed with BDO USA, LLP any matters and relationships that might impact BDO USA, LLP’s objectivity and independence and satisfied itself as to the independent registered public accounting firm’s independence. The Audit Committee also considered whether BDO USA, LLP’s provision of non-audit services to the Company is compatible with maintaining BDO USA, LLP’s independence.

Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2022 Annual Report.

AUDIT COMMITTEE

Jeffrey S. Wald, Chair
Jeffrey J. Fenton
Renata Simril

The information contained in the foregoing report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference into any of the Company’s previous or future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent specifically incorporated by reference into a document filed under the Securities Act or the Securities Exchange Act of 1934.

OTHER INFORMATION

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s Directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Based solely on a review of reports filed with the SEC and written representations from certain reporting persons that no other reports were required, the Company believes that, during Fiscal 2022, its officers, Directors and ten-percent stockholders complied with all applicable Section 16(a) filing requirements applicable to such individuals, other than as follows: due to administrative oversight, Mr. Khalil reported late on a Form 4 the withholding of shares of Common Stock in July 2022, which were for the payment of tax withholding obligations upon the vesting of a restricted stock award.

2022 Annual Report

The Company’s 2022 Annual Report (excluding exhibits) is being provided concurrently with this Proxy Statement. These documents (including the financial statements and financial statement schedules) are also available without charge upon request to the Company. Requests for copies of the 2022 Annual Report should be sent to the Company’s Office of Investor Relations at Steel Connect, Inc., 590 Madison Avenue, 32nd Floor, New York, New York 10022.

In addition, our financial reports and recent filings with the SEC are available at www.sec.gov and on our website at www.steelconnectinc.com. Information contained on our website is not part of this Proxy Statement.

Householding of Annual Meeting Materials

Some custodian record holders may participate in the practice of “householding” proxy materials. This means that only one copy of our proxy materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of these documents to you if you write or call our Investor Relations Department at 590 Madison Avenue, 32nd Floor, New York, New York 10022, email: investorrelations@steelconnectinc.com, or telephone: (914) 461-1276. If you want to receive separate copies of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your custodian record holder, or you may contact the Company at the above address, email or telephone number.

Manner and Cost of Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to solicitation by mail, our Directors, our executive officers and certain of our employees may, without additional compensation, solicit proxies by mail, in person, by telephone or other electronic means or by means of press release or other public statements.

We may also reimburse brokerage firms, banks and other agents for the cost of forwarding our proxy materials to beneficial owners.

Proposals of Stockholders and Nomination of Directors at 2023 Annual Meeting

Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company’s proxy statement and proxy card for the 2023 Annual Meeting must be received by the Secretary of the Company at Steel Connect, Inc., 590 Madison Avenue, 32nd Floor, New York, New York 10022 (Attn: Secretary), no later than April 2, 2024. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act.

If a stockholder of the Company wishes to present a proposal or nominate a Director before the 2023 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company’s Proxy Statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice no earlier than May 14, 2024, and no later than June 13, 2024 (unless the Company’s 2023 Annual Meeting is held before August 12, 2024, or after November 10, 2024, in which case different deadlines are established by the Company’s Bylaws), and the stockholder must comply with the requirements of the Company’s Bylaws. If a stockholder fails to provide timely notice of a proposal to be presented at the Annual Meeting, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the 2023 Annual Meeting.

In addition, in order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2023 Annual Meeting, notice must be submitted by the same deadline as disclosed above under the advance notice provisions of the Company’s Bylaws and must include the information in the notice required by the Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act.

Other Matters

The Board does not know of any other matter which may properly come before the Annual Meeting. If any other matters are properly presented to the Annual Meeting, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

By Order of the Board of Directors,
/s/ Warren G. Lichtenstein
Warren G. Lichtenstein
Interim Chief Executive Officer and Executive Chairman of the Board

New York, New York

July 31, 2023

STEEL CONNECT, INC. 590 MADISON AVENUE, 32ND FLOOR NEW YORK, NEW YORK 10022 SCAN TO VIEW MATERIALS &VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on September 10, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/STCN2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on September 10, 2023. Have your proxy card and Notice of Internet Availability (the “Notice”) in hand when you call and then follow the instructions. You will need the control number included on the Notice in order to vote by phone. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V20180-Z85894 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY STEEL CONNECT, INC. The Board of Directors recommends you vote FOR proposals 1, 2 and 3 For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Nominees: 01) Jack L. Howard 02) Joseph Martin 1. To elect two directors to serve in Class II until the 2025 Annual Meeting of Stockholders (to be held after the fiscal year ending July 31, 2025) and until their respective successors are duly elected and qualified. 3. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year. 2. To approve, on an advisory basis, the compensation of our named executive officers. NOTE: To transact such other business that may properly come before the 2022 Annual Meeting of Stockholders and at any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. V20181-Z85894 STEEL CONNECT, INC. Annual Meeting of Stockholders September 11, 2023, at 12:00 p.m., Eastern Time This proxy is solicited by the Board of Directors The undersigned hereby constitutes and appoint(s) Gary Tankard and Maria Reda, and each of them, the proxies of the undersigned, with full power of substitution, and hereby authorize(s) them, and each of them acting singly, to represent and to vote, as designated on the reverse side of this ballot, all the shares of common stock, par value $0.01 per share, or Series C Convertible Preferred Stock or Series E Convertible Preferred Stock, par value $0.01 per share, of Steel Connect, Inc. (the “Company”) that the undersigned is/are entitled to vote at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held virtually at www.virtualshareholdermeeting.com/STCN2022 on September 11, 2023, at 12:00 p.m., Eastern Time, and at any adjournment or postponement thereof. The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting, Proxy Statement and a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2022. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no such direction is made, this proxy will be voted in accordance with the Board’s recommendation of “FOR” Proposals 1, 2 and 3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting. Continued and to be signed on reverse side